SUBJECT TO REVISION
COMPUTATIONAL MATERIALS DATED JULY 12, 2004


--------------------------------------------------------------------------------
                           $850,000,000 (Approximate)

                           GMAC RFC (GRAPHIC OMITTED)



  Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7


                           RASC Series 2004-KS7 Trust
                                     Issuer

                    Residential Asset Securities Corporation
                                    Depositor

                         Residential Funding Corporation
                                 Master Servicer



                                  JULY 12, 2004


--------------------------------------------------------------------------------
                  CREDIT SUISSE FIRST BOSTON (GRAPHIC OMITTED)

The information herein has been provided solely by Credit Suisse First Boston LLC ("CSFB") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so. Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Certificates. The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston LLC nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

RASC SERIES 2004-KS7 TRUST                                              GMAC-RFC
Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7
________________________________________________________________________________



OFFERED CERTIFICATES

$850,000,000 (APPROXIMATE)
SUBJECT TO REVISION

------------------------------------------------------------------------------------------------------------
                                                                EXPECTED
                                                 EXPECTED      PRINCIPAL
                                                    WAL          WINDOW      FINAL SCHEDULED    EXPECTED
              APPROXIMATE  INTEREST PRINCIPAL   (YRS)(B)       (MOS)(B)       DISTRIBUTION      RATINGS
    CLASS        SIZE(A)      TYPE      TYPE     CALL/MAT       CALL/MAT         DATE(H)      (MOODY'S/S&P)
------------------------------------------------------------------------------------------------------------
 A-I-1(d)(e)   $61,900,000   Floating   SEQ      0.95 / 0.95  1-22 / 1-22     October 2021      Aaa/AAA


                             Fixed      SEQ      2.00 /      22-27 / 22-27      June 2024       Aaa/AAA
 A-I-2(d)(e)   $13,200,000                         2.00


                             Fixed      SEQ       3.00 /     27-48 / 27-48     August 2029      Aaa/AAA
A-I-3(d)(e)   $37,300,000                        3.00


                             Fixed      SEQ      5.00 /      48-77 / 48-77    January 2032      Aaa/AAA
 A-I-4(d)(e)   $23,900,000                         5.00


                             Fixed      SEQ      8.16 /     77-103 / 77-219    August 2034      Aaa/AAA
 A-I-5(c)(d)(e)$21,200,000                        10.28


                             Fixed      NAS      6.44 /     37-103 / 37-217    August 2034      Aaa/AAA
A-I-6(d)(e)(g) $17,500,000                         6.56


                                                 2.49 /       1-68 / 1-148     August 2034      Aaa/AAA
A-II-A(c)(d)(f)$337,500,000  Floating Pass-Thru    2.67


                                        SEQ      1.00 /      1- 21 / 1-21      September 2024   Aaa/AAA
 A-II-B1(c)(d)($130,680,000  Floating              1.00


                                        SEQ      3.00 /      21-67 / 21-67     May 2033         Aaa/AAA
 A-II-B2(c)(d)($173,420,000  Floating              3.00


                                        SEQ      5.65 /      67-68 / 61-147    August 2034      Aaa/AAA
 A-II-B3(c)(d)($33,400,000   Floating              7.45
------------------------------------------------------------------------------------------------------------
 TOTAL(A)
               $850,000,000
------------------------------------------------------------------------------------------------------------

(a) The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.

(b) The Offered Certificates will be priced to the first possible related Optional Termination Date and the applicable Pricing Speed for the related loan group.

(c) The fixed rated used to calculate the pass-through rate on the Class A-I-5 Certificates will increase by 0.50% per annum and the applicable margin on the Class A-II Certificates will increase to 2x their original margin on the second Distribution Date after the first possible related Optional Termination Date.

(d) The Offered Certificates may be subject to the Group I Net WAC Cap Rate, the Class A-I-1 Net WAC Cap Rate or the Group II Net WAC Cap Rate, as applicable.

(e) Pricing Speed (Group I) of 23% HEP (2.3% CPR building to 23% CPR by month 10, thereafter remaining constant at 23% CPR)

(f) Pricing Speed (Group II) of 100% PPC (2% CPR in month one, increasing by approximately 2.545% CPR each month to 30% CPR in month twelve, remaining at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR).

(g)  Principal Lockout Bond.

(h) For the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-II-B1 and Class A-II-B2 Certificates, the Final Scheduled Distribution Date will be calculated assuming no prepayments, losses or delinquencies on the Mortgage Loans, no termination of the Trust with respect to either loan group on the related Optional Termination Date, a required overcollateralization amount of $0, and no Excess Cashflow on any
     Distribution Date. For all other classes of certificates, the Final Scheduled Distribution Date is the Distribution Date in the month following the latest maturing Mortgage Loan in any loan group.

(i)  Not offered hereby but will be offered via the prospectus supplement.



________________________________________________________________________________
This Information was prepared by Credit Suisse First Boston LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RASC SERIES 2004-KS7 TRUST                                              GMAC-RFC
Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7
________________________________________________________________________________



TRANSACTION OVERVIEW


OFFERED CERTIFICATES:  Class A-I-1 Certificates, Class A-I-2 Certificates, Class
     A-I-3 Certificates, Class A-I-4 Certificates, Class A-I-5 Certificates and Class A-I-6 Certificates (the "Class A-I Certificates"); Class A-II-A Certificates; Class A-II-B1 Certificates, Class A-II-B2 Certificates and Class A-II-B3 Certificates (the "Class A-II-B Certificates".)

     The Class A-II-A Certificates and the Class A-II-B Certificates are referred to herein as the "Class A-II Certificates".

     The Class A-I Certificates and the Class A-II Certificates are referred to herein as the "Class A Certificates".

DEPOSITOR:  Residential Asset Securities  Corporation  ("RASC"), an affiliate of
     Residential Funding Corporation

CERTIFICATE INSURER: Financial Guaranty Insurance Company ("FGIC"), rated Aaa by
     Moody's and AAA by S&P.

SELLER AND MASTER  SERVICER:  Residential  Funding  Corporation  (the  "Seller",
     "Master Servicer" or "RFC")

SUB-SERVICER:  The primary  servicing will be provided by HomeComings  Financial
     Network, Inc., a wholly owned subsidiary of Residential Funding Corporation, with respect to approximately 65.50% of the Mortgage Loans in Loan Group I and 88.59% of the Mortgage Loans in Loan Group II. JPMorgan Chase Bank TRUSTEE:

JOINTLEAD  UNDERWRITERS:   Credit  Suisse  First  Boston  LLC  and  J.P.  Morgan
     Securities Inc.

CO-MANAGERS:  Residential  Funding Securities  Corporation and Greenwich Capital
     Markets, Inc.

MORTGAGE INSURANCE PROVIDER: With respect to certain Mortgage Loans and subject to limitations with respect to such Mortgage Loans as further described in the prospectus supplement, PMI Mortgage Insurance Co. ("PMI").

STATISTICAL CUT-OFF DATE: June 1, 2004

CUT-OFF DATE: July 1, 2004

CLOSING DATE: On or about July 29, 2004

DISTRIBUTION DATES: The 25th day of each month (if such day is not a business day, the first business day thereafter) commencing in August 2004

TAX STATUS: The Offered Certificates will be designated as regular interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

________________________________________________________________________________
This Information was prepared by Credit Suisse First Boston LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RASC SERIES 2004-KS7 TRUST                                              GMAC-RFC
Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7
________________________________________________________________________________



ERISACONSIDERATIONS: The Offered Certificates may be eligible for purchase by employee benefit plans or other plans or arrangements that are subject to ERISA or Section 4975 of the Internal Revenue Code. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of such plan's acquisition and ownership of such Offered Certificates.

LEGALINVESTMENTS:  None of the Offered Certificates are expected to be "mortgage
     related   securities"  for  purposes  of  the  Secondary   Mortgage  Market
     Enhancement Act of 1984.

FORM OF CERTIFICATES: The Offered Certificates will be available in book-entry form through DTC / Euroclear / Clearstream in same day funds.

MINIMUM DENOMINATIONS: $25,000 and integral multiples of $1 in excess thereof.

PREPAYMENT ASSUMPTIONS:

     ,, Group I: 23% HEP (2.3% CPR in month one building to 23% CPR by month 10, thereafter remaining constant at 23% CPR).

     ,, Group II: 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% CPR each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR)

OPTIONAL TERMINATION:  If the aggregate principal balance of either Loan Group I or Loan Group II individually falls below 10% of the original principal balance thereof ("Optional Termination Date"), the Master Servicer may terminate the trust with respect to that loan group. However, no termination of the trust with respect to either loan group will be permitted if the Certificate Insurer can show a reasonable probability that it would result in a draw on the certificate guaranty insurance policy, unless the Certificate Insurer consents.

COLLATERAL DESCRIPTION: The mortgage pool will consist of Mortgage Loans that will be divided into Loan Group I, which will consist of fixed-rate subprime home equity Mortgage Loans secured by first liens in the case of 91.78% of the mortgage pool and secured by second liens in the case of 8.22% of the mortgage pool, and Loan Group II, which will consist of adjustable-rate subprime home equity Mortgage Loans secured by first liens on mortgaged properties.

     Loan Group II will be subdivided into two sub-groups referred to as Loan Group II-A and Loan Group II-B. Loan Group II-A will consist of adjustable-rate Mortgage Loans that had a principal balance at origination of no more than $333,700 if a single-unit property (or $500,550 if the property is located in Hawaii or Alaska), $427,150 if a two-unit property (or $640,725 if the property is located in Hawaii or Alaska), $516,300 if a three-unit property (or $774,450 if the property is located in Hawaii or Alaska), or $641,650 if a four-unit property (or $962,475 if the property is located in Hawaii or Alaska). Loan Group II-B will consist of adjustable-rate Mortgage Loans that had principal balances at origination that may or may not conform to the criteria specified above for Mortgage Loans included in Loan Group II-A. Approximately 3.29% of Mortgage Loans included in Loan Group II-A and 4.60% of Mortgage Loans included in Loan Group II-B provide for an initial interest only period of up to three years.

________________________________________________________________________________
This Information was prepared by Credit Suisse First Boston LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RASC SERIES 2004-KS7 TRUST                                              GMAC-RFC
Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7
________________________________________________________________________________





CREDIT ENHANCEMENT:

     A.   FGIC WRAP

     B.   OVERCOLLATERALIZATION ("OC")

                        Group I          Group II
-----------------------------------------------------
Initial (% Orig)        0.00%             0.00%
OC Target (% Orig)      2.40%             0.50%
Stepdown (Month)          31               31
OC Floor (% Orig)       0.50%             0.50%
OC Holiday (mos)          0                 6
-----------------------------------------------------


     C. EXCESS CASHFLOW Excess Cashflow is expected to be available to build overcollateralization beginning with the August 2004 (Group I) and February 2005 (Group II) Distribution Dates.

          For either loan group on any Distribution Date, the sum of (a) the excess of the related available distribution amount over the sum of
          (x) the interest distribution amount for the related classes of Offered Certificates and (y) the related principal remittance amount on the related classes of Offered Certificates and (b) any related overcollateralization reduction amounts.

          Excess Cashflow may be used to protect the Offered Certificates against realized losses by making an additional payment of principal up to the amount of the realized losses.

     D.   LIMITED CROSS-COLLATERALIZATION

MORTGAGE INSURANCE POLICY: The depositor will acquire a mortgage insurance policy, ("MI Policy") for certain Mortgage Loans with LTV ratios in excess of 50%. As of the Cut-off Date, approximately 43.26% of Loan Group I and 64.23% of Loan Group II will be covered by an MI Policy issued by PMI. The MI Policy will be subject to certain limitations as described in the prospectus supplement.

INTEREST ACCRUAL PERIOD: Class A-I-1 and Class A-II Certificates: From and including the preceding Distribution Date (for the first accrual period, the closing date) to but excluding the current Distribution Date on an actual/360 basis.

     Class A-I-2 through Class A-I-6 Certificates: The calendar month preceding the current Distribution Date on a 30/360 basis.

PASS-THROUGH  RATES:  Class  A-I-1 and Class  A-II  Certificates:  The lesser of
     One-Month LIBOR plus the related margin per annum and the related Class A-I-1 Net WAC Cap Rate or the Group II Net WAC Cap Rate, as applicable on an actual/360-day basis.

     Class A-I-2 through Class A-I-6 Certificates: The lesser of the fixed rate coupon and the related Group I Net WAC Cap Rate on a 30/360-day basis.

________________________________________________________________________________
This Information was prepared by Credit Suisse First Boston LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RASC SERIES 2004-KS7 TRUST                                              GMAC-RFC
Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7
________________________________________________________________________________


     The fixed rate used to calculate the pass-through rate on the A-I-5 Certificates will increase by 0.50% per annum and the applicable margin on the Class A-II Certificates will increase to 2x their original margin on the second Distribution Date after the first possible related Optional Termination Date.

FGIC INSURANCE POLICY: In accordance with the terms of the Policy, FGIC will unconditionally and irrevocably guarantee:

     ,, Interest on each class of the Class A Certificates at the related Pass-Through Rate except as provided below.

     ,,   The  principal   amount  of  any  losses  allocated  to  the  Class  A
          Certificates not covered by Excess Cashflow or overcollateralization.

     ,, The payment of principal on the Class A Certificates by no later than the August 2034 Distribution Date.

     FGIC will not guarantee the payment of Group I Net WAC Cap Rate Shortfalls, Group II Basis Risk Shortfalls, Relief Act Shortfalls, or Prepayment Interest Shortfalls.

EXPENSE FEE RATE: With respect to any Mortgage Loan, the expense fee rate consists of the servicing fee for such Mortgage Loan and, if applicable, the premium paid for the MI Policy provided by PMI for the covered loans. The servicing fee consists of (a) servicing compensation payable to the master servicer for its master servicing activities, and (b) subservicing and other related compensation payable to the sub-servicer, including compensation paid to the master servicer as the direct servicer of a Mortgage Loan for which there is no subservicer.

NET MORTGAGE RATE: With respect to any Mortgage Loan, the mortgage rate thereon minus the sum of (i) the Expense Fee Rate and (ii) the rate at which the premium for the certificate guaranty insurance policy is paid; provided, that for proposes of this calculation, the rate at which the premium for the certificate guaranty insurance policy is paid shall be multiplied by a fraction equal to the related aggregate certificate principal balance of the Class A Certificates over the related aggregate Stated Principal Balance of the Mortgage Loans.

COMPENSATING INTEREST: Prepayment Interest Shortfalls may be covered from:

     ,, Master servicing compensation in the amount equal to the lesser of (i) one-twelfth of 0.125% of the stated principal balance of the related Mortgage Loans and (ii) the sum of the Master Servicing Fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable on that Distribution Date with respect to the related Mortgage Loans.

     ,, Excess Cashflow, subject to the priority of distribution for Excess Cashflow.

PRINCIPAL REMITTANCE AMOUNT: With respect to any Distribution Date and each Loan
     Group, the sum of the following amounts:

     ,, The principal portion of all scheduled monthly payments on the related Mortgage Loans received or advanced with respect to the related due period;

     ,, The principal portion of all proceeds of the repurchase of the related Mortgage Loans or, in the case of substitution, amounts representing a principal adjustment as required in the pooling and servicing agreement during the preceding calendar month; and

     ,, The principal portion of all other unscheduled collections received on the related Mortgage Loans during the preceding calendar month

________________________________________________________________________________
This Information was prepared by Credit Suisse First Boston LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RASC SERIES 2004-KS7 TRUST                                              GMAC-RFC
Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7
________________________________________________________________________________


          including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month, but excluding subsequent recoveries.

PRINCIPAL  DISTRIBUTION  AMOUNT:  With respect to any Distribution Date and each
     Loan Group the sum of (a) the Principal Remittance Amount for the related Mortgage Loans and (b) the Excess Cashflow to the extent distributable as principal to cover realized losses, other than excess losses as described in the pooling and servicing agreement, on the related Mortgage Loans and to reach the related OC Target minus any related overcollateralization reduction amount and certain other amounts with respect to servicing modifications as set forth in the pooling and servicing agreement.

CLASS A-I-6 LOCKOUT DISTRIBUTION PERCENTAGE:

     The Class A-I-6 Lockout Distribution Percentage is assigned as follows:

     (i) Between August 2004 and July 2007: 0%;
     (ii) Between August 2007 and July 2009: 45%;
     (iii) Between August 2009 and July 2010: 80%;
     (iv) Between August 2010 and July 2011: 100%;
     (v) August 2011 and thereafter: 300%.

CLASSA-I-6 LOCKOUT  DISTRIBUTION  AMOUNT:

     For  any Distribution Date, the product of:

     ,, Class A-I-6 Lockout Distribution Percentage for that Distribution Date and

     ,,   The  product  of  (a) a  fraction,  the  numerator  of  which  is  the certificate principal balance of the Class A-I-6 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate certificate principal balance of all Class A-I Certificates immediately prior to such Distribution Date and (b) the Principal Distribution Amount for Loan Group I for such Distribution Date.

GROUPA-II-A INTEREST REMITTANCE AMOUNT: With respect to any Distribution Date, the portion of the available distribution amount for that Distribution Date attributable to interest received or advanced with respect to the Group II-A Loans.

GROUPA-II-B INTEREST REMITTANCE AMOUNT: With respect to any Distribution Date, the portion of the available distribution amount for that Distribution Date attributable to interest received or advanced with respect to the Group II-B Loans.

CLASSA-II  INTEREST   DISTRIBUTION  AMOUNT:  With  respect  to  the  Class  A-II
     Certificates and any Distribution Date, the amount available for payment of accrued and unpaid interest, in the following amounts and priority:

     ,, First, concurrently, to the Class A-II-A Certificates from the Group A-II-A Interest Remittance Amount and to the Class A-II-B Certificates, prorata, from the Group A-II-B Interest Remittance Amount;

     ,,   Second, concurrently,  to the Class A-II-A Certificates from the Group
          A-II-B   Interest   Remittance   Amount   and  to  the  Class   A-II-B

________________________________________________________________________________
This Information was prepared by Credit Suisse First Boston LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RASC SERIES 2004-KS7 TRUST                                              GMAC-RFC
Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7
________________________________________________________________________________


          Certificates, prorata, from the Group A-II-A Interest Remittance Amount after taking into account clause first above;

     ,, Third, concurrently, to the Class A-II-A Certificates from the Principal Remittance Amount related to Loan Group II-A and to the Class A-II-B Certificates, prorata, from the Principal Remittance Amount related to Loan Group II-B after taking into account clauses first and second above; and

     ,, Fourth, concurrently, to the Class A-II-A Certificates from the Principal Remittance Amount related to Loan Group II-B and to the Class A-II-B Certificates, prorata, from the Principal Remittance Amount related to Loan Group II-A after taking into account clauses first, second and third above.

INTEREST  DISTRIBUTIONS On each Distribution  Date,  accrued and unpaid interest
     (less any prepayment interest shortfalls not covered by compensating interest and less Relief Act Shortfalls) will be paid to the holders of Offered Certificates to the extent of the available distribution amount (after the payment of the Expense Fee Rate and the premium due to the certificate insurer) from Loan Group I, to the Class A-I Certificates, pro rata, and from Loan Group II, to the Class A-II-A Certificates and Class A-II-B Certificates to the extent of the Class A-II Interest Distribution Amount.

GROUPI NET WAC CAP RATE: The  pass-through  rates of the Class A-I  Certificates
     (other than the Class A-I-1 Certificates) with respect to any Distribution Date will be subject to a cap equal to a per annum rate equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans in Loan Group I as of the end of the calendar month immediately preceding the month in which such Distribution Date occurs.

CLASSA-I-1  NET  WAC  CAP  RATE:  The  pass-through  rate  of  the  Class  A-I-1
     Certificates will be subject to a cap equal to the product of (x) the Group I Net WAC Cap Rate and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period.

GROUPI NET WAC CAP RATE  SHORTFALL:  With  respect  to each  class of Class  A-I
     Certificates and any Distribution Date on which the Group I Net WAC Cap Rate (or, in the case of the Class A-I-1 Certificates, the Class A-I-1 Net WAC Cap Rate) is used to determine the pass-through rate of that class of certificates, an amount equal to the excess of (x) accrued certificate interest calculated at the pass-through rate that would otherwise be applicable if the Group I Net WAC Cap Rate (or, in the case of the Class A-I-1 Certificates, the Class A-I-1 Net WAC Cap Rate) did not apply, over
     (y) accrued certificate interest calculated using the Group I Net WAC Cap Rate (or, in the case of the Class A-I-1 Certificates, the Class A-I-1 Net WAC Cap Rate).

GROUPI NET WAC CAP RATE  CARRY-FORWARD  AMOUNT:  With  respect  to each class of
     Class A-I Certificates and any DistributionDate, an amount equal to any unpaid Group I Net WAC Cap Rate Shortfalls from the current and prior Distribution Dates, plus interest thereon at a rate equal to the related pass-through rate. Such reimbursement will only come from interest on the Mortgage Loans and will be paid as described under Priority of Distributions. No such carry-forward will be paid to any class of Class A-I Certificates once such class' certificate principal balance has been reduced to zero.


________________________________________________________________________________
This Information was prepared by Credit Suisse First Boston LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RASC SERIES 2004-KS7 TRUST                                              GMAC-RFC
Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7
________________________________________________________________________________


GROUPII NET WAC CAP RATE: The pass-through rates of the Class A-II Certificates with respect to any Distribution Date will be subject to a cap equal to the product of (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans in Loan Group II as of the end of the calendar month immediately preceding the month in which such Distribution Date occurs and
     (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period (as adjusted to account for payments required to be made under the yield maintenance agreement, if any).

GROUPII MAXIMUM LIFETIME RATE CAP: With respect to any distribution date, the weighted average of the maximum Net Mortgage Rates of the Mortgage Loans in Loan Group II, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

GROUPII BASIS RISK SHORTFALL: If on any Distribution Date the pass-through rate on any class of Class A-II Certificates is limited to the Group II Net WAC Cap Rate, the resulting shortfall will carry forward with interest thereon, provided, however, that the amount of the carryforward will not exceed the excess of the Group II Maximum Lifetime Rate Cap over the Group II Net WAC Cap Rate.

GROUPII BASIS RISK SHORTFALL  CARRY-FORWARD  AMOUNT:  With respect to each class of Class A-II Certificates and anyDistribution Date, an amount equal to any unpaid Group II Basis Risk Shortfalls from the current and prior Distribution Dates, plus interest thereon at a rate equal to the related pass-through rate provided that this rate does not exceed the related Group II Maximum Lifetime Rate Cap. Such reimbursement will only come from interest on the Mortgage Loans and proceeds from the Group II Yield Maintenance Agreement and will be paid as described under Priority of Distributions. No such carry-forward will be paid to any class of Class A-II Certificates once such class' certificate principal balance has been reduced to zero.

GROUPI PRINCIPAL DISTRIBUTION:  The Principal Distribution Amount for Loan Group
     I will be distributed as follows:

     ,, to the Class A-I-6 Certificates, an amount equal to the Class A-I-6 Lockout Distribution Amount for that Distribution Date, until the Certificate Principal Balance of the Class A-I-6 Certificates has been reduced to zero; and

     ,, to the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5 and Class A-I-6 Certificates, in that order, in each case in reduction of the certificate principal balance thereof, until the certificate principal balance thereof has been reduced to zero.

GROUPII PRINCIPAL  ALLOCATION AMOUNT: With respect to any Distribution Date, the sum of (a) the Principal Remittance Amount for the Mortgage Loans in Loan Group II on that Distribution Date and (b) the aggregate amount of Realized Losses on the related mortgage loans in the calendar month preceding that Distribution Date, to the extent covered by Excess Cashflow for that Distribution Date; provided, that on any Distribution Date on which there is insufficient Excess Cashflow to cover all Realized Losses on the Mortgage Loans in Loan Group II, in determining the Class A-II-A Principal Distribution Amount and Class A-II-B Principal Distribution Amount, the available Excess Cashflow will be allocated to the Class A-II-A Certificates and Class A-II-B Certificates, pro rata, based on the principal portion of Realized Losses on the Group II-A Loans and Group II-B Loans, respectively.

________________________________________________________________________________
This Information was prepared by Credit Suisse First Boston LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RASC SERIES 2004-KS7 TRUST                                              GMAC-RFC
Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7
________________________________________________________________________________



CLASSII-A AND CLASS II-B  PRINCIPAL  DISTRIBUTION:  The  Principal  Distribution
     Amount for Loan Group II will be distributed as follows:

     ,, First concurrently, (i) on any Distribution Date, the Principal Distribution Amount for Loan Group II multiplied by a fraction, the numerator of which is the portion of the Group II Principal Allocation Amount related to Loan Group II-A for that Distribution Date and the denominator of which is the Group II Principal Allocation Amount for all of the Mortgage Loans in Loan Group II for that Distribution Date shall be distributed to the Class A-II-A Certificates until the certificate principal balance thereof has been reduced to zero and
          (ii) on any Distribution Date, the Principal Distribution Amount for Loan Group II multiplied by a fraction, the numerator of which is the portion of the Group II Principal Allocation Amount related to Loan Group II-B for that Distribution Date and the denominator of which is the Group II Principal Allocation Amount for all of the Mortgage Loans in Loan Group II for that Distribution Date shall be distributed to the Class A-II-B1 Certificates until the Certificate Principal Balance thereof has been reduced to zero, then to the Class A-II-B2 Certificates until the Certificate Principal Balance thereof has been reduced to zero, and then to the Class A-II-B3 Certificates until the certificate principal balance thereof has been reduced to zero.

     ,, Second, any remaining Principal Distribution Amount for Loan Group II will be distributed to the remaining Class of Class A-II Certificates until the certificate principal balance of that Class of Class A-II Certificates has been reduced to zero.

PRIORITY OF DISTRIBUTIONS: Distributions will be made from the available amount from each Loan Groupas follows:

     ,, Distribution of interest to the related Class A Certificates (as further described herein);

     ,, Distribution of principal to the related Class A Certificates (as further described herein);

     ,, Distribution of principal to the related and then to the unrelated Class A Certificates to cover certain realized losses other than excess losses (as described in "The Pooling and Servicing Agreement");

     ,, To the Certificate Insurer reimbursement of any payments made with respect to the related and then with respect to the unrelated Class A Certificates by the Certificate Insurer under the certificate guaranty insurance policy;

     ,, Except for the first six Distribution Dates with respect to Group II, distribution of additional principal to the related and then, except for the first six distribution dates, to the unrelated certificates from the Excess Cashflow on the mortgage loans, until the required level of overcollateralization is reached.

     ,, Payment to the related and then to the unrelated Class A Certificates, in respect of prepayment interest shortfalls;

     ,, Payment to the related and then to the unrelated Class A Certificates in respect of prepayment interest shortfalls previously allocated thereto; and remaining unpaid from prior Distribution Dates; together with interest thereon;

________________________________________________________________________________
This Information was prepared by Credit Suisse First Boston LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RASC SERIES 2004-KS7 TRUST                                              GMAC-RFC
Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7
________________________________________________________________________________

     ,, Payment to the related and then to the unrelated Certificates for any Group I Net WAC Cap Rate Shortfall Carryforward or Group II Basis Risk Shortfall Carryforward Amounts;

     ,, Payment to the related and then to the unrelated Class A Certificates, in respect of any Relief Act Shortfall occurring in the current interest accrual period;

     ,,   Distribution of any remaining funds to the non-offered certificates.

RELIEF ACT SHORTFALLS: With respect to any Distribution Date, the shortfall, if any, in collections of interest resulting from the Servicemembers Civil Relief Act. Relief Act Shortfalls will be covered by available Excess Cashflow in the current period. Any Relief Act Shortfalls allocated to the offered certificates for the current period not covered by Excess Cashflow in the current period will remain unpaid.

ADVANCES: The Master Servicer will advance delinquent principal and interest to the extent the advance is deemed recoverable from future collections on the loan.

OVERCOLLATERALIZATION  AMOUNT: The  overcollateralization  ("OC") provisions are intended to provide for the limited acceleration of principal payments on the Offered Certificates relative to the amortization of the related loan group, generally until the required OC levels are reached. The acceleration of principal payments is achieved by applying certain excess interest collected on each loan group to the payment of principal on the Offered Certificates as described herein, resulting in the accumulation of OC. By paying down the principal balance of the Offered Certificates faster than the principal amortization of the related loan group, an overcollateralization amount equal to the excess of the aggregate unpaid principal balance of the related loan group over the principal balance of the related Offered Certificates is created. Excess interest, to the extent not used to cover losses, will be directed to build each loan group's overcollateralization until the respective loan group reaches its required overcollateralization target amount ("OC Target Amount"). Upon this event, the acceleration feature will cease unless it is once again necessary to maintain the required OC level. Excess interest will begin to be applied to build overcollateralization on the August 2004 and February 2005 Distribution Dates for Loan Group I and Loan Group II, respectively.

GROUPI  OVERCOLLATERALIZATION  TARGET AMOUNT:  With respect to any  Distribution
     Date and Loan Group I (a) if such Distribution Date is prior to the Group I Stepdown Date, an amount equalto 2.40% of the aggregate principal balance of the Mortgage Loans in Loan Group I as of the Cut-Off Date, or (b) if such Distribution Date is on or after the Group I Stepdown Date, the greater of (i) an amount equal to 4.80% of the then current aggregate principal balance of Mortgage Loans in Group I as of the end of the related Due Period and (ii) the Group I Overcollateralization Floor; provided, however, that in the event certain trigger events specified in the underlying documents are not satisfied, the Group I Required Overcollateralization Amount shall be such amount on the immediately preceding Distribution Date.

GROUPI OVERCOLLATERALIZATION FLOOR: 0.50% of the aggregate principal balance of the Mortgage Loans in Loan Group I as of the Cut-off Date.


________________________________________________________________________________
This Information was prepared by Credit Suisse First Boston LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RASC SERIES 2004-KS7 TRUST                                              GMAC-RFC
Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7
________________________________________________________________________________


GROUPI STEPDOWN DATE: The Distribution Date which is the later to occur of (x) the Distribution Date in February 2007 and (y) the first Distribution Date on which the balance of the Mortgage Loans in Loan Group I as of the end of the related due period is less than one-half of the balance of the Mortgage Loans in Loan Group I as of the cut-off date.

GROUPII  OVERCOLLATERALIZATION  TARGET AMOUNT:  With respect to any Distribution
     Date and the Group II Loans, the Group II Overcollateralization Floor.

GROUPII 0.50% of the aggregate  principal  balance of the Mortgage Loans in Loan
     OVERCOLLATERALIZATION FLOOR: Group II as of the Cut-off Date.





________________________________________________________________________________
This Information was prepared by Credit Suisse First Boston LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RASC SERIES 2004-KS7 TRUST                                              GMAC-RFC
Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7
________________________________________________________________________________


YIELD MAINTENANCE AGREEMENT


GROUPII YIELD  MAINTENANCE  AGREEMENT:  On the Closing  Date,  the Trustee  will enter into a Yield Maintenance Agreement for the benefit of the Class A-II Certificates. On each Distribution Date, payments under the Yield Maintenance Agreement will be made based on (i) an amount equal to the lesser of (a) the notional balance (as set forth below) and (b) the outstanding certificate principal balance of the Class A-II Certificates immediately preceding that Distribution Date and (ii) the Strike Rate (as set forth below). Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the applicable Ceiling Rate. The Yield Maintenance Agreement will terminate after the Distribution Date in [December 2006].

DISTRIBUTION DATE     NOTIONAL BALANCE ($)    STRIKE RATE (%)   CEILING RATE (%)

    08/25/04                      N/A               N/A             N/A
    09/25/04           671,851,212.00              4.75            7.47
    10/25/04           667,209,074.00              4.92            7.47
    11/25/04           661,063,376.00              4.75            7.47
    12/25/04           653,413,073.00              4.92            7.47
    01/25/05           644,266,681.00              4.75            7.47
    02/25/05           633,642,613.00              4.75            7.47
    03/25/05           619,721,137.00              5.29            7.47
    04/25/05           604,710,902.00              4.74            7.47
    05/25/05           589,866,242.00              4.91            7.47
    06/25/05           573,719,860.00              4.74            7.47
    07/25/05           556,341,287.00              4.90            7.47
    08/25/05           539,482,964.00              4.74            7.47
    09/25/05           523,129,386.00              4.74            7.47
    10/25/05           507,265,512.00              4.90            7.47
    11/25/05           491,876,743.00              4.73            7.47
    12/25/05           476,948,919.00              4.90            7.47
    01/25/06           462,468,297.00              4.73            7.47
    02/25/06           448,421,543.00              4.73            7.47
    03/25/06           434,795,718.00              5.27            7.47
    04/25/06           421,578,271.00              4.73            7.47
    05/25/06           408,757,020.00              4.90            7.47
    06/25/06           385,268,617.00              4.73            7.47
    07/25/06           363,116,610.00              7.21            7.47
    08/25/06           342,285,353.00              6.96            7.47
    09/25/06           322,636,266.00              6.96            7.47
    10/25/06           304,102,351.00              7.21            7.47
    11/25/06           293,030,594.00              6.96            7.47
    12/25/06           282,355,830.00              7.21            7.47
    01/25/07                     0.00              0.00            0.00


________________________________________________________________________________
This Information was prepared by Credit Suisse First Boston LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RASC SERIES 2004-KS7 TRUST                                              GMAC-RFC
Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7
________________________________________________________________________________



GROUP I COLLATERAL SUMMARY

  SUMMARY                                                TOTAL           MINIMUM             MAXIMUM
  Aggregate Current Principal Balance              $175,000,438.54
  Number of Mortgage Loans                                  1,816


  Average Current Principal Balance                    $96,365.88         $7,116.54         $549,521.80
  (1)  Weighted Average Original Loan-to-Value            80.385%           11.000%            100.000%
  (1) Weighted Average Mortgage Rate                       7.554%            4.990%             13.990%
  (1) Weighted Average Net Mortgage Rate                   6.690%            4.100%             13.410%
  (1)  Weighted Average Remaining Term to Stated              326               117                 360
       Maturity (months)
  (1)  (2) Weighted Average Credit Score                      625               491                 803
-------------------------------------------------------------------------------------------------------

(1)  Weighted Average reflected in Total.
(2) With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.
(3)  99.84% of the Group I Loans have Credit Scores.
(4)  Includes loans that will be transferred to HomeComings within 90 days.


                                                         PERCENT OF CUT-OFF DATE
                                  RANGE                        PRINCIPAL BALANCE
  Product Type                    FIX                                    100.00%

  Lien                            First                                   91.78%
                                  Second                                   8.22%

  Property Type                   Single Family detached                  79.21%
                                  Two to Four Family                       4.43%
                                  Planned Unit Development
                                  (detached)                               4.80%
                                  Manufactured Home                        4.64%
                                  Planned Unit Development
                                  (attached)                               4.19%
                                  Condo Low-rise (under 5
                                  stories)                                 1.65%
                                  Townhouse                                1.06%
                                  Condo Mid-rise (5 to 8
                                  stories)                                 0.03%

  Occupancy Status                Primary Residence                       93.30%
                                  Non Owner Occupied                       6.21%
                                  Second/Vacation                          0.50%

  Documentation Type              Full Documentation                      82.18%
                                  Reduced Documentation                   17.82%

  Loans with Prepayment
  Penalties                                                               63.40%

  Loans serviced by
  Homecomings(4) 65.50%

________________________________________________________________________________
This Information was prepared by Credit Suisse First Boston LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RASC SERIES 2004-KS7 TRUST                                              GMAC-RFC
Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7
________________________________________________________________________________


                              GROUP I CREDIT SCORES


 Range of Credit        Number     Aggregate    Percent     Average Principal         Weighted Average
                        of         Principal    of
                        Mortgage    Balance     Group I
 Scores                  Loans    Outstanding    Loans     Balance Outstanding         Original LTV*
------------------------------------------------------------------------------------------------------------
499 or less                     5      $364,255  0.21%                    $72,851          65.08%
500 - 519                       8       627,465   0.36                     78,433          68.19
520 - 539                      36     4,091,978   2.34                    113,666          73.04
540 - 559                      96     9,322,821   5.33                     97,113          73.20
560 - 579                     164    16,215,873   9.27                     98,877          78.88
580 - 599                     226    21,471,066  12.27                     95,005          80.59
600 - 619                     352    32,383,212  18.50                     91,998          81.64
620 - 639                     304    27,110,664  15.49                     89,180          81.61
640 - 659                     243    24,475,622  13.99                    100,723          80.50
660 - 679                     174    17,168,508   9.81                     98,670          81.88
680 - 699                      86     8,188,702   4.68                     95,217          81.21
700 - 719                      51     5,124,144   2.93                    100,473          81.84
720 - 739                      31     3,226,960   1.84                    104,095          83.05
740 - 759                      19     3,155,650   1.80                    166,087          83.50
760 or greater                 17     1,793,153   1.02                    105,480          79.15
------------------------------------------------------------------------------------------------------------
TOTAL WITH FICOS:           1,812  $174,720,075  99.84%                   $96,424          80.40
Not Available**                 4      $280,364  0.16%                    $70,091          71.94%
------------------------------------------------------------------------------------------------------------
 TOTAL:                     1,816  $175,000,439 100.00%                   $96,366          80.38%

* With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

** Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor. Loans for which Credit Score was not available were excluded from the calculation of the weighted average credit score.


              GROUP I OUTSTANDING MORTGAGE LOAN PRINCIPAL BALANCES

 Range of
 Outstanding         Number   Aggregate   Percent    Average
 Mortgage Loan       of       Principal   of        Principal       Weighted
 Principal           Mortgage Balance     Group      Balance     Average Credit       Weighted Average
 Balances ($)         Loans   Outstanding I Loans  Outstanding       Score             Original LTV*
------------------------------------------------------------------------------------------------------------
1 - 100,000             1,174 $64,325,422 36.76%        $54,792       623                  80.54%
100,001 - 200,000         495  69,022,379  39.44        139,439       622                  80.70
200,001 - 300,000          98  23,272,013  13.30        237,470       624                  77.74
300,001 - 400,000          36  12,498,574  7.14         347,183       642                  81.57
400,001 - 500,000          10   4,270,850  2.44         427,085       650                  81.69
500,001 - 600,000           3   1,611,201  0.92         537,067       648                  86.06
------------------------------------------------------------------------------------------------------------
 TOTAL:                 1,816$175,000,439 100.00%       $96,366       625                  80.38%


* Withrespect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.


________________________________________________________________________________
This Information was prepared by Credit Suisse First Boston LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RASC SERIES 2004-KS7 TRUST                                              GMAC-RFC
Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7
________________________________________________________________________________


                           GROUP I NET MORTGAGE RATES


                       Number      Aggregate    Percent     Average
                       of          Principal    of         Principal      Weighted
 Range of Net          Mortgage     Balance     Group       Balance       Average       Weighted Average
 Mortgage Rates (%)     Loans     Outstanding   I Loans   Outstanding   Credit Score     Original LTV*
------------------------------------------------------------------------------------------------------------
 4.000 - 4.499                10     $2,273,153  1.30%         $227,315     666              72.62%
 4.500 - 4.999                43      8,628,908  4.93           200,672     636              70.94
 5.000 - 5.499               138     22,000,862  12.57          159,427     642              77.42
 5.500 - 5.999               172     24,643,557  14.08          143,276     626              77.94
 6.000 - 6.499               276     35,276,443  20.16          127,813     633              79.90
 6.500 - 6.999               220     22,647,175  12.94          102,942     635              80.71
 7.000 - 7.499               219     19,760,287  11.29           90,230     612              80.25
 7.500 - 7.999               142     11,685,630  6.68            82,293     608              82.85
 8.000 - 8.499               152      9,472,180  5.41            62,317     611              84.88
 8.500 - 8.999               124      6,296,462  3.60            50,778     605              86.77
 9.000 - 9.499               129      5,827,813  3.33            45,177     601              90.58
 9.500 - 9.999                63      2,600,334  1.49            41,275     592              88.80
 10.000 - 10.499              39      1,576,750  0.90            40,429     597              91.29
 10.500 - 10.999              27      1,053,759  0.60            39,028     585              87.20
 11.000 - 11.499              24        502,862  0.29            20,953     567              92.06
 11.500 - 11.999               5        107,195  0.06            21,439     599              91.04
 12.000 - 12.499               5        131,810  0.08            26,362     601              99.65
 12.500 - 12.999               2         49,418  0.03            24,709     582              100.00
 13.000 - 13.499              26        465,842  0.27            17,917     579              99.89
------------------------------------------------------------------------------------------------------------
 TOTAL:                    1,816   $175,000,439 100.00%         $96,366     625              80.38%

* With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.


________________________________________________________________________________
This Information was prepared by Credit Suisse First Boston LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RASC SERIES 2004-KS7 TRUST                                              GMAC-RFC
Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7
________________________________________________________________________________


                             GROUP I MORTGAGE RATES


                     Number    Aggregate   Percent
                     of        Principal   of       Average Principal     Weighted
 Range of Mortgage   Mortgage   Balance    Group         Balance          Average       Weighted Average
 Rates (%)            Loans   Outstanding  I Loans     Outstanding      Credit Score     Original LTV*
------------------------------------------------------------------------------------------------------------
4.500 - 4.999               2     $525,766  0.30%              $262,883     636              72.95%
5.000 - 5.499               8    2,079,567  1.19                259,946     662              61.71
5.500 - 5.999              81   15,952,942  9.12                196,950     659              75.33
6.000 - 6.499             126   21,561,629  12.32               171,124     627              77.78
6.500 - 6.999             219   30,254,423  17.29               138,148     628              81.47
7.000 - 7.499             172   19,152,673  10.94               111,353     638              80.25
7.500 - 7.999             271   28,620,530  16.35               105,611     626              79.02
8.000 - 8.499             199   16,116,914  9.21                 80,990     617              82.31
8.500 - 8.999             238   17,909,340  10.23                75,249     615              81.16
9.000 - 9.499             132    6,964,792  3.98                 52,764     608              85.20
9.500 - 9.999             144    7,450,537  4.26                 51,740     592              87.46
10.000 - 10.499            66    3,208,228  1.83                 48,610     583              84.83
10.500 - 10.999            61    2,540,819  1.45                 41,653     587              85.09
11.000 - 11.499            24      992,832  0.57                 41,368     587              89.22
11.500 - 11.999            34      883,389  0.50                 25,982     581              90.89
12.000 - 12.499             5      128,346  0.07                 25,669     584              82.61
12.500 - 12.999             6      142,450  0.08                 23,742     602              99.67
13.000 - 13.499             2       49,418  0.03                 24,709     582              100.00
13.500 - 13.999            26      465,842  0.27                 17,917     579              99.89
------------------------------------------------------------------------------------------------------------
 TOTAL:                 1,816 $175,000,439 100.00%              $96,366     625              80.38%

*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.


________________________________________________________________________________
This Information was prepared by Credit Suisse First Boston LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RASC SERIES 2004-KS7 TRUST                                              GMAC-RFC
Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7
________________________________________________________________________________




                      GROUP I ORIGINAL LOAN-TO-VALUE RATIOS

 Range of           Number     Aggregate
 Original           of         Principal     Percent
 Loan-to-Value      Mortgag     Balance      of Group     Average Principal Balance     Weighted Average
 Ratios (%)         Loans  e  Outstanding     I Loans            Outstanding              Credit Score
------------------------------------------------------------------------------------------------------------
0.01 - 50.00             69       $5,236,064       2.99%                      $75,885                   621
50.01 - 55.00            28        3,022,256        1.73                      107,938                   615
55.01 - 60.00            62        5,586,699        3.19                       90,108                   613
60.01 - 65.00            65        6,558,014        3.75                      100,893                   615
65.01 - 70.00           109       13,140,839        7.51                      120,558                   614
70.01 - 75.00           147       16,859,836        9.63                      114,693                   611
75.01 - 80.00           365       41,722,331       23.84                      114,308                   628
80.01 - 85.00           236       27,704,723       15.83                      117,393                   625
85.01 - 90.00           245       33,586,500       19.19                      137,088                   625
90.01 - 95.00            63        6,231,749        3.56                       98,917                   653
95.01 - 100.00          427       15,351,427        8.77                       35,952                   643
------------------------------------------------------------------------------------------------------------
 TOTAL:               1,816     $175,000,439     100.00%                      $96,366                   625

Note: With respect to the Group I Loans secured by second liens, this table was calculated using the combined Loan-to-Value ratio.


               GROUP I STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES


                               Aggregate    Percent
                      Number   Principal    of        Average
                      of        Balance     Group    Principal
                      Mortgag Outstanding   I         Balance     Weighted Average      Weighted Average
 State or Territory   Loans  e              Loans   Outstanding     Credit Score         Original LTV*
------------------------------------------------------------------------------------------------------------
Texas                     195   $17,721,899  10.13%      $90,882                  619                78.95%
Florida                   171    15,757,652    9.00       92,150                  623                 79.04
New York                   77    10,623,065    6.07      137,962                  638                 73.57
Virginia                   83     8,864,942    5.07      106,807                  601                 80.86
New Jersey                 47     7,921,612    4.53      168,545                  624                 82.06
California                 44     7,809,456    4.46      177,488                  626                 77.31
Maryland                   46     6,852,391    3.92      148,965                  617                 78.79
Georgia                    73     6,670,022    3.81       91,370                  631                 84.34
Massachusetts              28     6,052,786    3.46      216,171                  631                 74.62
North Carolina             80     5,803,440    3.32       72,543                  622                 82.65
Connecticut                42     5,798,590    3.31      138,062                  629                 77.65
Tennessee                  80     5,791,705    3.31       72,396                  637                 85.43
Washington                 46     5,249,648    3.00      114,123                  636                 86.62
Other                     804    64,083,229   36.62       79,706                  627                 81.72
------------------------------------------------------------------------------------------------------------
TOTAL:                  1,816  $175,000,439 100.00%      $96,366                  625                80.38%

*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

NOTE: OTHER INCLUDES STATES AND THE DISTRICT OF COLUMBIA WITH UNDER 3% CONCENTRATIONS INDIVIDUALLY.

________________________________________________________________________________
This Information was prepared by Credit Suisse First Boston LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RASC SERIES 2004-KS7 TRUST                                              GMAC-RFC
Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7
________________________________________________________________________________



                              GROUP I LOAN PURPOSE


                      Number    Aggregate    Percent  Average
                      of        Principal    of       Principal
                      Mortgage   Balance     Group    Balance       Weighted Average   Weighted Average
 Loan Purpose          Loans   Outstanding   I Loans  Outstanding   Credit Score        Original LTV*
-------------------------------------------------------------------------------------------------
 Equity refinance        1,166  $123,191,143   70.39%  $105,653        621                78.53%
 Purchase                  541    39,760,197    22.72    73,494        636                 86.74
 Rate/Term                 109    12,049,099     6.89   110,542        629
 refinance                                                                                 78.37
-------------------------------------------------------------------------------------------------
 TOTAL:                  1,816  $175,000,439  100.00%   $96,366        625                80.38%


*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.



                              GROUP I DOCUMENTATION


                      Number    Aggregate    Percent  Average
                      of        Principal    of       Principal
                      Mortgage   Balance     Group    Balance   g       Weighted Average  Weighted Average
 Documentation Type    Loans   Outstanding   I Loans  Outstandin         Credit Score       Original LTV*
--------------------------------------------------------------------------------------------------------
Full Documentation       1,546  $143,812,714   82.18%   $93,022               623                81.82%
Reduced Documentation      270    31,187,725    17.82   115,510               637                 73.75
--------------------------------------------------------------------------------------------------------
 TOTAL:                  1,816  $175,000,439  100.00%   $96,366               625                80.38%


*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.


                                GROUP I OCCUPANCY


                        Number    Aggregate    Percent    Average
                        of        Principal    of        Principal           Weighted
                        Mortgage   Balance     Group      Balance            Average        Weighted Average
 Occupancy Type          Loans   Outstanding   I Loans  Outstanding         Credit Score      Original LTV*
------------------------------------------------------------------------------------------------------------
Primary Residence          1,683  $163,272,080   93.30%       $97,013           623                  80.58%
Non Owner Occupied           123    10,861,493     6.21        88,305           656                   77.60
Second/Vacation               10       866,866     0.50        86,687           621                   79.16
------------------------------------------------------------------------------------------------------------
 TOTAL:                    1,816  $175,000,439  100.00%       $96,366           625                  80.38%


*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.


________________________________________________________________________________
This Information was prepared by Credit Suisse First Boston LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RASC SERIES 2004-KS7 TRUST                                              GMAC-RFC
Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7
________________________________________________________________________________


                              GROUP I Property Type


                         Number    Aggregate   Percent    Average
                         of        Principal   of        Principal      Weighted
                         Mortgage  Balance     Group      Balance       Average        Weighted Average
 Property Type            Loans    Outstanding I Loans  Outstanding   Credit Score      Original LTV*
------------------------------------------------------------------------------------------------------------
Condo Low-Rise (less            25  $2,881,954  1.65%        $115,278     630               81.07%
than 5 stories)
Condo Mid-Rise (5 to 8
stories)                         1      59,957  0.03           59,957     697               36.00
Manufactured Home              108   8,112,542  4.64           75,116     640               76.51
Planned Unit
Developments (attached)         77   7,327,764  4.19           95,166     647               87.21
Planned Unit
Developments (detached)         77   8,396,694  4.80          109,048     617               81.43
Single-family detached       1,450 138,620,228  79.21          95,600     622               80.55
Townhouse                       21   1,856,005  1.06           88,381     620               78.00
Two- to four- family            57   7,745,295  4.43          135,882     646
units                                                                                       74.49
------------------------------------------------------------------------------------------------------------
 TOTAL:                      1,816$175,000,439 100.00%        $96,366     625               80.38%

*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

                              GROUP I CREDIT GRADE


                        Number    Aggregate    Percent    Average
                        of        Principal    of        Principal      Weighted
                        Mortgage   Balance     Group      Balance       Average              Weighted Average
 Credit Grade            Loans   Outstanding   I Loans  Outstanding   Credit Score             Original LTV*
------------------------------------------------------------------------------------------------------------
A4                           512   $50,187,117   28.68%       $98,022           649                  79.60%
AM                           245    23,939,991    13.68        97,714           584                   78.94
AX                           898    86,489,912    49.42        96,314           635                   82.37
B                            102     9,407,492     5.38        92,230           560                   76.52
C                             45     3,883,255     2.22        86,295           542                   68.73
CM                            14     1,092,670     0.62        78,048           525                   65.28
------------------------------------------------------------------------------------------------------------
 TOTAL:                    1,816  $175,000,439  100.00%       $96,366           625                  80.38%

*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.



________________________________________________________________________________
This Information was prepared by Credit Suisse First Boston LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RASC SERIES 2004-KS7 TRUST                                              GMAC-RFC
Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7
________________________________________________________________________________



                         GROUP I PREPAYMENT PENALTY TERM


                        Number    Aggregate    Percent    Average
                        of        Principal    of        Principal      Weighted
 Prepayment Penalty     Mortgage   Balance     Group      Balance       Average        Weighted Average
 Term                    Loans   Outstanding   I Loans  Outstanding   Credit Score      Original LTV*
------------------------------------------------------------------------------------------------------------
12 Months                     77    $8,342,834  4.77%        $108,348     633               78.50%
24 Months                    112     9,641,692  5.51           86,087     634               80.33
36 Months                    833    91,076,098  52.04         109,335     622               80.29
60 Months                     15     1,406,553  0.80           93,770     621               73.14
None                         776    64,055,572  36.60          82,546     627               80.91
Other                          3       477,689  0.27          159,230     624               82.67
------------------------------------------------------------------------------------------------------------
 TOTAL:                    1,816  $175,000,439 100.00%        $96,366     625               80.38%

*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans. Note: Other includes all loans with prepayment penalty terms not equal to 0,12, 24, 36, or 60 months. No loans have prepayment penalty terms greater than 60 months.


________________________________________________________________________________
This Information was prepared by Credit Suisse First Boston LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RASC SERIES 2004-KS7 TRUST                                              GMAC-RFC
Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7
________________________________________________________________________________



GROUP II-A COLLATERAL SUMMARY

  SUMMARY                                                TOTAL           MINIMUM             MAXIMUM
  Aggregate Current Principal Balance              $315,521,143.47
  Number of Mortgage Loans                                  2,323


  Average Current Principal Balance                   $135,824.86        $17,991.77         $399,613.08
  (1)  Weighted Average Original Loan-to-Value            82.506%           28.000%             97.000%
  (1) Weighted Average Mortgage Rate                       6.928%            4.200%             11.150%
  (1) Weighted Average Net Mortgage Rate                   5.314%            2.050%             10.570%
  (1) Weighted Average Note Margin                         6.867%            3.556%             10.770%
  (1) Weighted Average Maximum Mortgage Rate              13.075%            9.750%             17.650%
  (1) Weighted Average Minimum Mortgage Rate               7.080%            3.750%             11.150%
  (1) Weighted Average Term to Next Rate                       25                 3                  37
      Adjustment Rate (months)
  (1) Weighted Average Remaining Term to Stated               359               339                 360
      Maturity (months)
  (1)(2) Weighted Average Credit Score                        613               475                 806
 -------------------------------------------------------------------------------------------------------

(1) Weighted Average reflected in Total.
(2) 99.66% of the Group II-A Loans have Credit Scores.
(3) Includes loans that will be transferred to HomeComings within 90 days.


                                                         PERCENT OF CUT-OFF DATE
                                  RANGE                        PRINCIPAL BALANCE
  Product Type                    ARM                                    100.00%

  Lien                            First                                  100.00%

  Property Type                   Condo High-Rise (9 stories
                                  or more)                                 0.03%
                                  Condo Low-Rise (less than 5
                                  stories)                                 2.94%
                                  Condo Mid-Rise (5 to 8
                                  stories)                                 0.19%
                                  Leasehold                                0.06%
                                  Manufactured Home                        2.42%
                                  Planned Unit Developments
                                  (attached)                               2.70%
                                  Planned Unit Developments
                                  (detached)                               6.93%
                                  Single-family detached                  78.84%
                                  Townhouse                                1.42%
                                  Two- to four- family units               4.47%

  Occupancy Status                Primary Residence                       93.86%
                                  Non Owner Occupied                       5.11%
                                  Second/Vacation                          1.03%

  Documentation Type              Full Documentation                      80.86%
                                  Reduced Documentation                   19.14%

  Loans with Prepayment
  Penalties                                                               65.79%

  Loans serviced by
  Homecomings(3) 90.77%


________________________________________________________________________________
This Information was prepared by Credit Suisse First Boston LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RASC SERIES 2004-KS7 TRUST                                              GMAC-RFC
Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7
________________________________________________________________________________




                            GROUP II-A CREDIT SCORES

                                     Aggregate    Percent
                        Number Of    Principal    Of Group
 Range of Credit         Mortgage    Balance      II-A          Average Principal    Weighted Average
 Scores                     Loans    Outstanding  Loans         Balance Outstanding  Original LTV
-----------------------------------------------------------------------------------------------------
499 or less                     6      $533,754  0.17%               $88,959         63.99%
500 - 519                       8       848,723   0.27               106,090         71.20
520 - 539                     103    11,999,421   3.80               116,499         74.98
540 - 559                     229    28,329,283   8.98               123,709         77.81
560 - 579                     310    40,564,642  12.86               130,854         83.35
580 - 599                     299    41,864,610  13.27               140,015         82.72
600 - 619                     472    65,348,330  20.71               138,450         85.43
620 - 639                     308    42,839,321  13.58               139,089         83.16
640 - 659                     220    31,440,181   9.96               142,910         83.27
660 - 679                     147    20,966,325   6.64               142,628         81.75
680 - 699                      83    11,345,923   3.60               136,698         80.99
700 - 719                      58     8,219,957   2.61               141,723         82.00
720 - 739                      32     4,915,084   1.56               153,596         83.20
740 - 759                      14     1,960,814   0.62               140,058         78.08
760 or greater                 21     3,276,440   1.04               156,021         84.21
-----------------------------------------------------------------------------------------------------
SUBTOTAL WITH CREDIT        2,310  $314,452,807  99.66%             $136,127         82.53%
SCORES
Not available*                 13    $1,068,337  0.34%               $82,180         76.33%
-----------------------------------------------------------------------------------------------------
 TOTAL:                     2,323  $315,521,143 100.00%             $135,825         82.51%


*Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor. Loans for which Credit Score was not available were excluded from the calculation of the weighted average credit score.


             GROUP II-A OUTSTANDING MORTGAGE LOAN PRINCIPAL BALANCES


 Range of                                  Percent
 Outstanding         Number   Aggregate    of            Average
 Mortgage Loan       of       Principal    Group         Principal     Weighted
 Principal           Mortgage Balance      II-A          Balance       Average           Weighted Average
 Balances ($)        Loans    Outstanding  Loans         Outstanding   Credit Score      Original LTV
----------------------------------------------------------------------------------------------------------
1 - 100,000               842 $62,621,826 19.85%            $74,373     606               81.61%
100,001 - 200,000       1,087 154,688,622  49.03            142,308     612               82.84
200,001 - 300,000         357  86,119,179  27.29            241,230     620               82.77
300,001 - 400,000          37  12,091,517  3.83             326,798     621               81.07
----------------------------------------------------------------------------------------------------------
 TOTAL:                 2,323$315,521,143 100.00%          $135,825     613               82.51%


________________________________________________________________________________
This Information was prepared by Credit Suisse First Boston LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RASC SERIES 2004-KS7 TRUST                                              GMAC-RFC
Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7
________________________________________________________________________________


                          GROUP II-A NET MORTGAGE RATES


                                                Percent
                       Number      Aggregate    of          Average
                       of          Principal    Group       Principal      Weighted
 Range of Net          Mortgage    Balance      II-A        Balance        Average         Weighted Average
 Mortgage Rates (%)    Loans       Outstanding  Loans       Outstanding    Credit Score    Original LTV
------------------------------------------------------------------------------------------------------------
 2.000 - 2.499                 7     $1,539,340  0.49%         $219,906     654              73.41%
 2.500 - 2.999                26      4,244,954  1.35           163,267     653              76.53
 3.000 - 3.499                73     12,085,980  3.83           165,561     641              79.59
 3.500 - 3.999               159     25,277,270  8.01           158,977     651              79.09
 4.000 - 4.499               294     45,305,327  14.36          154,100     632              79.17
 4.500 - 4.999               408     57,389,176  18.19          140,660     625              81.58
 5.000 - 5.499               387     50,155,277  15.90          129,600     612              81.83
 5.500 - 5.999               258     31,265,931  9.91           121,186     601              84.18
 6.000 - 6.499               194     25,197,669  7.99           129,885     588              85.52
 6.500 - 6.999               176     22,552,051  7.15           128,137     587              86.23
 7.000 - 7.499               164     21,137,468  6.70           128,887     584              87.84
 7.500 - 7.999                92     10,548,215  3.34           114,655     571              86.14
 8.000 - 8.499                48      4,859,381  1.54           101,237     568              85.69
 8.500 - 8.999                28      3,307,145  1.05           118,112     573              88.39
 9.000 - 9.499                 5        388,243  0.12            77,649     554              85.09
 9.500 - 9.999                 2        110,627  0.04            55,313     563              82.69
 10.000 - 10.499               1        106,124  0.03           106,124     537              85.00
 10.500 - 10.999               1         50,965  0.02            50,965     578              75.00
------------------------------------------------------------------------------------------------------------
 TOTAL:                    2,323   $315,521,143 100.00%        $135,825     613              82.51%


________________________________________________________________________________
This Information was prepared by Credit Suisse First Boston LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RASC SERIES 2004-KS7 TRUST                                              GMAC-RFC
Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7
________________________________________________________________________________


                            GROUP II-A MORTGAGE RATES


                                             Percent
                      Number    Aggregate    of         Average
                      of        Principal    Group      Principal      Weighted
 Range of Mortgage    Mortgage  Balance      II-A       Balance        Average Credit      Weighted Average
 Rates (%)            Loans     Outstanding  Loans      Outstanding    Score               Original LTV
------------------------------------------------------------------------------------------------------------
4.000 - 4.499               8   $1,644,006  0.52%        $205,501       675                 74.76%
4.500 - 4.999              36    6,127,856  1.94          170,218       658                 79.37
5.000 - 5.499              89   15,367,879  4.87          172,673       644                 79.25
5.500 - 5.999             198   32,386,361  10.26         163,567       646                 80.37
6.000 - 6.499             280   43,220,733  13.70         154,360       630                 80.29
6.500 - 6.999             498   72,905,932  23.11         146,397       617                 82.83
7.000 - 7.499             401   51,434,327  16.30         128,265       607                 83.93
7.500 - 7.999             448   54,005,426  17.12         120,548       593                 84.74
8.000 - 8.499             152   16,645,250  5.28          109,508       582                 85.37
8.500 - 8.999             116   11,908,525  3.77          102,660       568                 82.39
9.000 - 9.499              49    5,586,856  1.77          114,017       564                 82.94
9.500 - 9.999              34    3,470,030  1.10          102,060       554                 77.61
10.000 - 10.499             9      480,470  0.15           53,386       551                 80.01
10.500 - 10.999             4      286,528  0.09           71,632       536                 79.43
11.000 - 11.499             1       50,965  0.02           50,965       578                 75.00
------------------------------------------------------------------------------------------------------------
TOTAL:                  2,323 $315,521,143 100.00%       $135,825       613                 82.51%




                    GROUP II-A ORIGINAL LOAN-TO-VALUE RATIOS

 Range of           Number       Aggregate
 Original           of           Principal     Percent
 Loan-to-Value      Mortgage     Balance       of Group       Average Principal      Weighted Average Credit
 Ratios (%)         Loans        Outstanding   II-A Loans     Balance Outstanding           Score
------------------------------------------------------------------------------------------------------------
0.01 - 50.00                9       $856,017   0.27%                      $95,113           598
50.01 - 55.00              32      3,436,855    1.09                      107,402           592
55.01 - 60.00              53      6,293,792    1.99                      118,751           603
60.01 - 65.00              75     10,588,082    3.36                      141,174           591
65.01 - 70.00             130     16,845,018    5.34                      129,577           597
70.01 - 75.00             185     23,643,003    7.49                      127,800           621
75.01 - 80.00             545     75,469,290   23.92                      138,476           618
80.01 - 85.00             479     65,176,853   20.66                      136,069           610
85.01 - 90.00             578     78,346,824   24.83                      135,548           606
90.01 - 95.00             236     34,684,335   10.99                      146,968           638
95.01 - 100.00              1        181,075    0.06                      181,075           622
------------------------------------------------------------------------------------------------------------
 TOTAL:                 2,323   $315,521,143  100.00%                    $135,825           613




________________________________________________________________________________
This Information was prepared by Credit Suisse First Boston LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RASC SERIES 2004-KS7 TRUST                                              GMAC-RFC
Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7
________________________________________________________________________________


             GROUP II-A STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES


                                                 Percent
                        Number      Aggregate    of        Average
                        of          Principal    Group     Principal     Weighted
                        Mortgage    Balance      II-A      Balance       Average           Weighted Average
 State or Territory     Loans       Outstanding  Loans     Outstanding   Credit Score      Original LTV
----------------------------------------------------------------------------------------------------------
 Florida                      218   $28,831,159  9.14%       $132,253     611              81.50%
 California                   120    24,579,959   7.79        204,833     625              79.09
 Michigan                     190    21,645,937   6.86        113,926     607              83.43
 Wisconsin                    146    16,873,836   5.35        115,574     612              83.99
 Minnesota                    101    16,569,929   5.25        164,059     619              82.80
 Illinois                     107    16,350,261   5.18        152,806     611              82.46
 Maryland                      81    14,584,458   4.62        180,055     603              81.61
 Virginia                      93    13,492,442   4.28        145,080     603              81.61
 Georgia                       95    12,367,623   3.92        130,186     611              82.90
 Ohio                         108    11,311,606   3.59        104,737     609              86.12
 North Carolina                75    10,013,011   3.17        133,507     613              83.19
  Arizona                      74     9,774,662   3.10        132,090     628              82.15
 Other                        915   119,126,262  37.76        130,193     614              82.84
----------------------------------------------------------------------------------------------------------
 TOTAL:                     2,323  $315,521,143 100.00%      $135,825     613              82.51%

Note: Other includes states and the District of Columbia with under 3% concentrations individually.


                             GROUP II-A LOAN PURPOSE

                       Number      Aggregate     Percent    Average      Weighted
                       of          Principal     of Group   Principal    Average
                       Mortgage    Balance       II-A       Balance      Credit Score    Weighted Average
 Loan Purpose          Loans       Outstanding   Loans      Outstanding                  Original LTV
----------------------------------------------------------------------------------------------------------
 Equity refinance        1,594     $220,695,098  69.95%      $138,454     610              81.58%
 Purchase                  519       67,761,447   21.48       130,562     622              85.47
 Rate/Term                 210       27,064,598   8.58        128,879     619              82.65
 refinance
----------------------------------------------------------------------------------------------------------
 TOTAL:                  2,323     $315,521,143  100.00%     $135,825     613              82.51%


                            GROUP II-A DOCUMENTATION

                       Number      Aggregate     Percent    Average      Weighted
                       of          Principal     of Group   Principal    Average
                       Mortgage    Balance       II-A       Balance      Credit Score    Weighted Average
 Documentation Type    Loans       Outstanding   Loans      Outstanding                  Original LTV
----------------------------------------------------------------------------------------------------------
Full Documentation       1,942     $255,145,309  80.86%      $131,383     608              83.74%
Reduced Documentation      381       60,375,835   19.14       158,467     635              77.31
----------------------------------------------------------------------------------------------------------
 TOTAL:                  2,323     $315,521,143  100.00%     $135,825     613              82.51%



________________________________________________________________________________
This Information was prepared by Credit Suisse First Boston LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RASC SERIES 2004-KS7 TRUST                                              GMAC-RFC
Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7
________________________________________________________________________________







                              GROUP II-A OCCUPANCY

                         Number    Aggregate                Average      Weighted
                         of        Principal    Percent     Principal    Average
                         Mortgage  Balance      of Group    Balance      Credit Score     Weighted Average
 Occupancy Type          Loans     Outstanding  II-A Loans  Outstanding                   Original LTV
------------------------------------------------------------------------------------------------------------
Primary Residence          2,148  $296,149,888   93.86%      $137,872     610               82.72%
Non Owner Occupied           155    16,125,861    5.11        104,038     665               78.48
Second/Vacation               20     3,245,394    1.03        162,270     635               83.22
------------------------------------------------------------------------------------------------------------
 TOTAL:                    2,323  $315,521,143     100.00%   $135,825     613               82.51%


                            GROUP II-A PROPERTY TYPE

                         Number    Aggregate               Average      Weighted
                         of        Principal   Percent     Principal    Average
                         Mortgage  Balance     of Group    Balance      Credit Score     Weighted Average
 Property Type           Loans     Outstanding II-A Loans  Outstanding                   Original LTV
------------------------------------------------------------------------------------------------------------
Condo High-Rise (9               1    $107,000   0.03%       $107,000     541               65.00%
stories or more)

Condo Low-Rise (less
than 5 stories)                 73   9,280,313    2.94        127,128     621               78.56

Condo Mid-Rise (5 to 8           4     594,113    0.19        148,528     636               76.57
stories)

Leasehold                        1     197,650    0.06        197,650     619               94.00
Manufactured Home               78   7,636,724    2.42         97,907     634               76.15
Planned Unit
Developments (attached)         51   8,528,874    2.70        167,233     637               83.87
Planned Unit
Developments (detached)        124  21,859,342    6.93        176,285     607               84.12
Single-family detached       1,861 248,751,576   78.84        133,666     611               82.93
Townhouse                       35   4,474,468    1.42        127,842     616               78.93
Two- to four- family            95  14,091,082    4.47        148,327     632               79.06
units
------------------------------------------------------------------------------------------------------------
 TOTAL:                      2,323$315,521,143  100.00%      $135,825     613               82.51%


                             GROUP II-A CREDIT GRADE

                          Number    Aggregate                Average      Weighted
                          of        Principal    Percent     Principal    Average
                          Mortgage  Balance      of Group    Balance      Credit Score     Weighted Average
 Credit Grade             Loans     Outstanding  II-A Loans  Outstanding                   Original LTV
------------------------------------------------------------------------------------------------------------
A4                           959  $135,152,016   42.83%      $140,930     644               84.26%
AM                           418    56,125,139   17.79        134,271     577               83.41
AX                           582    82,200,000   26.05        141,237     619               82.42
B                            221    26,894,090    8.52        121,693     556               78.26
C                            108    11,849,433    3.76        109,717     543               72.69
CM                            35     3,300,465    1.05         94,299     522               67.33
------------------------------------------------------------------------------------------------------------
 TOTAL:                    2,323  $315,521,143  100.00%      $135,825     613               82.51%



________________________________________________________________________________
This Information was prepared by Credit Suisse First Boston LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RASC SERIES 2004-KS7 TRUST                                              GMAC-RFC
Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7
________________________________________________________________________________





                       GROUP II-A PREPAYMENT PENALTY TERM

                         Number     Aggregate                Average      Weighted
                         of         Principal    Percent     Principal    Average
 Prepayment Penalty      Mortgage   Balance      of Group    Balance      Credit Score     Weighted Average
 Term                    Loans      Outstanding  II-A Loans  Outstanding                   Original LTV
------------------------------------------------------------------------------------------------------------
12 Months                     96   $15,320,945   4.86%       $159,593     619               82.07%
24 Months                  1,021   141,121,656   44.73        138,219     609               82.89
36 Months                    376    48,914,981   15.50        130,093     616               82.60
None                         819   107,955,139   34.21        131,813     616               81.98
Other                         11     2,208,422    0.70        200,766     609               84.98
------------------------------------------------------------------------------------------------------------
 TOTAL:                    2,323  $315,521,143  100.00%      $135,825     613               82.51%

*Other includes all loans with prepayment penalty terms not equal to 0,12, 24, or 36 months. No loans have prepayment penalty terms greater than 36 months.



                             GROUP II-A NOTE MARGINS


                                                Percent
                        Number    Aggregate     of          Average      Weighted
                        of        Principal     Group       Principal    Average
 Range of Note          Mortgage  Balance       II-A        Balance      Credit       Weighted Average
 Margins(%)             Loans     Outstanding   Loans       Outstanding  Score         Original LTV
--------------------------------------------------------------------------------------------------------
3.500 - 3.999                14    $2,041,525  0.65%       $145,823     664             82.03%
4.000 - 4.499                31     5,522,805  1.75         178,155     662              80.11
4.500 - 4.999                62    10,726,679  3.40         173,011     646              78.52
5.000 - 5.499               114    18,397,157  5.83         161,379     649              80.76
5.500 - 5.999               192    32,073,495  10.17        167,049     633              82.55
6.000 - 6.499               225    33,115,012  10.50        147,178     628              80.39
6.500 - 6.999               412    56,633,240  17.95        137,459     617              81.77
7.000 - 7.499               494    66,281,763  21.01        134,174     611              83.03
7.500 - 7.999               352    43,860,831  13.90        124,605     597              85.32
8.000 - 8.499               222    26,232,189  8.31         118,163     579              84.76
8.500 - 8.999               120    12,947,698  4.10         107,897     569              84.24
9.000 - 9.499                56     5,184,807  1.64          92,586     552              78.27
9.500 - 9.999                21     1,888,042  0.60          89,907     543              74.46
10.000 - 10.499               5       500,962  0.16         100,192     524              78.73
10.500 - 10.999               3       114,939  0.04          38,313     542              73.61
--------------------------------------------------------------------------------------------------------
TOTAL:                    2,323  $315,521,143 100.00%      $135,825     613             82.51%


________________________________________________________________________________
This Information was prepared by Credit Suisse First Boston LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RASC SERIES 2004-KS7 TRUST                                              GMAC-RFC
Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7
________________________________________________________________________________


                        GROUP II-A MAXIMUM MORTGAGE RATES

                                                  Percent
                             Number  Aggregate    of       Average      Weighted
                                of   Principal    Group    Principal    Average
 Range of Maximum         Mortgage   Balance      II-A     Balance      Credit        Weighted Average
 Mortgage Rates (%)          Loans   Outstanding  Loans    Outstanding  Score         Original LTV
--------------------------------------------------------------------------------------------------------
9.000 - 9.999                   1       $66,826  0.02%      $66,826     572              61.00%
10.000 - 10.999                39     6,984,153  2.21       179,081     662              78.83
11.000 - 11.999               255    41,947,586  13.29      164,500     641              79.66
12.000 - 12.999               705   104,636,079  33.16      148,420     624              81.57
13.000 - 13.999               837   108,939,528  34.53      130,155     606              84.35
14.000 - 14.999               342    37,965,324  12.03      111,010     583              84.10
15.000 - 15.999               118    12,459,479  3.95       105,589     568              82.09
16.000 - 16.999                23     2,313,902  0.73       100,604     550              77.13
17.000 - 17.999                 3       208,267  0.07        69,422     550              81.32
--------------------------------------------------------------------------------------------------------
 TOTAL:                     2,323  $315,521,143 100.00%    $135,825     613              82.51%




                        GROUP II-A MINIMUM MORTGAGE RATES

                                                  Percent
                             Number  Aggregate    of       Average      Weighted
                                of   Principal    Group    Principal    Average
 Range of Minimum         Mortgage   Balance      II-A     Balance      Credit        Weighted Average
 Mortgage Rates (%)          Loans   Outstanding  Loans    Outstanding  Score         Original LTV
--------------------------------------------------------------------------------------------------------
3.000 - 3.999                   1      $144,274  0.05%     $144,274     629              83.00%
4.000 - 4.999                  37     6,517,749  2.07       176,155     664              77.87
5.000 - 5.999                 238    39,627,864  12.56      166,504     646              80.30
6.000 - 6.999                 634    93,312,955  29.57      147,181     627              81.34
7.000 - 7.999                 927   122,610,913  38.86      132,266     606              83.96
8.000 - 8.999                 369    41,648,267  13.20      112,868     578              84.57
9.000 - 9.999                 101    10,586,741  3.36       104,819     559              79.30
10.000 - 10.999                15     1,021,416  0.32        68,094     537              79.38
11.000 - 11.999                 1        50,965  0.02        50,965     578              75.00
--------------------------------------------------------------------------------------------------------
 TOTAL:                     2,323  $315,521,143  100.00%   $135,825     613              82.51%




________________________________________________________________________________
This Information was prepared by Credit Suisse First Boston LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RASC SERIES 2004-KS7 TRUST                                              GMAC-RFC
Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7
________________________________________________________________________________



                      GROUP II-A NEXT RATE ADJUSTMENT DATE


                                                 Percent
                                    Aggregate    of        Average
                        Number of   Principal    Group     Principal    Weighted
Range of Next Rate       Mortgage   Balance      II-A      Balance      Average          Weighted Average
Adjustment Date             Loans   Outstanding  Loans     Outstanding  Credit Score     Original LTV
--------------------------------------------------------------------------------------------------------
October 2004                    2      $256,164  0.08%     $128,082     594              77.72%
January 2006                    3       716,494  0.23       238,831     615              83.89
February 2006                   2       215,480  0.07       107,740     579              87.64
March 2006                     10     1,490,171  0.47       149,017     602              86.46
April 2006                     66     8,415,965  2.67       127,515     605              83.41
May 2006                      592    81,714,374  25.90      138,031     613              82.61
June 2006                     957   129,389,836  41.01      135,204     610              82.76
July 2006                     187    26,009,640  8.24       139,089     610              82.67
October 2006                    1       305,245  0.10       305,245     653              90.00
February 2007                   1        49,821  0.02        49,821     548              68.00
March 2007                      1       159,417  0.05       159,417     614              61.00
April 2007                     12     1,563,079  0.50       130,257     645              83.07
May 2007                      107    15,896,764  5.04       148,568     624              82.40
June 2007                     230    30,503,810  9.67       132,625     618              81.32
July 2007                     129    15,969,534  5.06       123,795     627              81.88
August 2007                    23     2,865,350  0.91       124,580     633              78.63
--------------------------------------------------------------------------------------------------------
TOTAL:                      2,323  $315,521,143 100.00%    $135,825     613              82.51%


________________________________________________________________________________
This Information was prepared by Credit Suisse First Boston LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RASC SERIES 2004-KS7 TRUST                                              GMAC-RFC
Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7
________________________________________________________________________________



GROUP II-B COLLATERAL SUMMARY

  SUMMARY                                                TOTAL           MINIMUM             MAXIMUM
  Aggregate Current Principal Balance              $315,521,155.26
  Number of Mortgage Loans                                  2,313


  Average Current  Principal Balance                  $136,412.09        $19,986.58         $565,000.00
  (1)  Weighted Average Original Loan-to-Value            82.529%           17.000%             100.00%
  (1) Weighted Average Mortgage Rate                       6.947%            4.450%             11.500%
  (1) Weighted Average Net Mortgage Rate                   5.425%            2.775%             10.920%
  (1) Weighted Average Note Margin                         6.831%            1.170%             11.125%
  (1) Weighted Average Maximum Mortgage Rate              13.155%            9.875%             22.160%
  (1) Weighted Average Minimum Mortgage Rate               7.097%            2.750%             11.500%
  (1) Weighted Average Term to Next Rate                       25                 4                  37
      Adjustment Rate (months)
  (1) Weighted Average Remaining Term to Stated               359               339                 360
      Maturity (months)
  (1) (2) Weighted Average Credit Score                       613               478                 802
 -------------------------------------------------------------------------------------------------------

(1) Weighted Average reflected in Total.
(2) 99.59% of the Group II-B Loans have Credit Scores.
(3) Includes loans that will be transferred to HomeComings within 90 days.

                                                         PERCENT OF CUT-OFF DATE
                                  RANGE                        PRINCIPAL BALANCE
  Product Type                    ARM                                    100.00%

  Lien                            First                                  100.00%

  Property Type                   Condo Low-Rise (less than 5
                                  stories)                                 2.93%
                                  Condo Mid-Rise (5 to 8
                                  stories)                                 0.11%
                                  Leasehold                                0.06%
                                  Manufactured Home                        1.77%
                                  Planned Unit Developments                4.28%
                                  (attached) Planned Unit Developments
                                  (detached)                               7.78%
                                  Single-family detached                  78.87%
                                  Townhouse                                0.92%
                                  Two- to four- family units               3.29%

  Occupancy Status                Primary Residence                       95.40%
                                  Non Owner Occupied                       3.67%
                                  Second/Vacation                          0.93%

  Documentation Type              Full Documentation                      81.90%
                                  Reduced Documentation                   18.10%

  Loans with Prepayment
  Penalties                                                               64.64%

  Loans serviced by
  Homecomings(3) 86.41%

________________________________________________________________________________
This Information was prepared by Credit Suisse First Boston LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RASC SERIES 2004-KS7 TRUST                                              GMAC-RFC
Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7
________________________________________________________________________________


                            GROUP II-B CREDIT SCORES


                            Number    Aggregate    Percent
                            of        Principal    Of Group
 Range of Credit            Mortgage  Balance      II-B      Average Principal     Weighted Average
 Scores                     Loans     Outstanding  Loans     Balance Outstanding   Original LTV
-------------------------------------------------------------------------------------------
499 or less                     5      $485,765  0.15%               $97,153         52.98%
500 - 519                      17     1,851,638   0.59               108,920         72.19
520 - 539                      90    10,082,429   3.20               112,027         71.68
540 - 559                     179    21,106,769   6.69               117,915         75.63
560 - 579                     307    37,402,192  11.85               121,831         81.04
580 - 599                     341    46,837,622  14.84               137,354         82.43
600 - 619                     509    66,967,139  21.22               131,566         84.92
620 - 639                     327    45,789,198  14.51               140,028         85.05
640 - 659                     232    35,973,008   11.4               155,056         82.11
660 - 679                     156    25,596,758   8.11               164,082         83.50
680 - 699                      53     9,802,669   3.11               184,956         88.71
700 - 719                      37     5,844,800   1.85               157,968         83.87
720 - 739                      22     3,648,410   1.16               165,837         84.73
740 - 759                      10     1,331,126   0.42               133,113         83.13
760 or greater                  9     1,517,080   0.48               168,564         81.29
-------------------------------------------------------------------------------------------
LOANS WITH FICOS:           2,294  $314,236,604  99.59%             $136,982         82.57%
Not Available:                 19    $1,284,551  0.41%               $67,608         73.54%
-------------------------------------------------------------------------------------------
 TOTAL:                     2,313  $315,521,155 100.00%             $136,412         82.53%

*Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor. Loans for which Credit Score was not available were excluded from the calculation of the weighted average credit score.


             GROUP II-B OUTSTANDING MORTGAGE LOAN PRINCIPAL BALANCES


 Range of                                   Percent
 Outstanding          Number   Aggregate    of          Average
 Mortgage Loan        of       Principal    Group     Principal      Weighted
 Principal            Mortgage Balance      II-B        Balance      Average Credit     Weighted Average
 Balances ($)         Loans    Outstanding  Loans   Outstanding      Score              Original LTV
----------------------------------------------------------------------------------------------------------
1 - 100,000               948 $69,307,841   21.97%      $73,110       602                 78.89%
100,001 - 200,000         984 137,676,643    43.63      139,915       613                 83.23
200,001 - 300,000         252  60,591,900    19.20      240,444       619                 83.64
300,001 - 400,000         106  37,091,614    11.76      349,921       619                 85.44
400,001 - 500,000          16   7,098,163     2.25      443,635       633                 82.97
500,001 - 600,000           7   3,754,993     1.19      536,428       660                 76.69
----------------------------------------------------------------------------------------------------------
TOTAL:                  2,313$315,521,155  100.00%     $136,412       613                 82.53%

________________________________________________________________________________
This Information was prepared by Credit Suisse First Boston LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RASC SERIES 2004-KS7 TRUST                                              GMAC-RFC
Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7
________________________________________________________________________________



                          GROUP II-B NET MORTGAGE RATES


                                                  Percent
                        Number       Aggregate    of            Average
                        of           Principal    Group       Principal     Weighted
 Range of Net           Mortgage     Balance      II-B          Balance     Average         Weighted Average
 Mortgage Rates (%)     Loans        Outstanding  Loans     Outstanding     Credit Score    Original LTV
------------------------------------------------------------------------------------------------------------
 2.500 - 2.999                 2       $478,527  0.15%         $239,263     689              87.32%
 3.000 - 3.499                17      4,220,649  1.34           248,273     647              82.66
 3.500 - 3.999               151     25,466,427  8.07           168,652     634              80.21
 4.000 - 4.499               283     42,643,833  13.52          150,685     634              80.83
 4.500 - 4.999               437     63,590,155  20.15          145,515     624              81.76
 5.000 - 5.499               349     49,277,569  15.62          141,196     615              83.27
 5.500 - 5.999               286     35,095,629  11.12          122,712     607              82.94
 6.000 - 6.499               221     29,012,107  9.19           131,277     602              82.46
 6.500 - 6.999               205     25,621,836  8.12           124,985     596              85.70
 7.000 - 7.499               200     22,917,109  7.26           114,586     586              85.92
 7.500 - 7.999               101     11,461,735  3.63           113,483     574              84.88
 8.000 - 8.499                37      4,299,766  1.36           116,210     552              71.86
 8.500 - 8.999                12        684,055  0.22            57,005     565              73.63
 9.000 - 9.499                 7        546,121  0.17            78,017     565              80.94
 9.500 - 9.999                 2         69,336  0.02            34,668     535              53.47
 10.000 - 10.499               1         45,033  0.01            45,033     563              85.00
 10.500 - 10.999               2         91,268  0.03            45,634     525              60.00
------------------------------------------------------------------------------------------------------------
 TOTAL:                    2,313   $315,521,155 100.00%        $136,412     613              82.53%



________________________________________________________________________________
This Information was prepared by Credit Suisse First Boston LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RASC SERIES 2004-KS7 TRUST                                              GMAC-RFC
Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7
________________________________________________________________________________



                            GROUP II-B MORTGAGE RATES


                                             Percent
                       Number    Aggregate   of        Average
                       of        Principal   Group     Principal
 Range of Mortgage     Mortgage  Balance     II-B      Balance       Weighted Average     Weighted Average
 Rates (%)             Loans     Outstanding Loans     Outstanding   Credit Score         Original LTV
----------------------------------------------------------------------------------------------------------
4.000 - 4.499               2     $149,002  0.05%       $74,501        648                 80.00%
4.500 - 4.999              13    2,791,423  0.88        214,725        666                 79.38
5.000 - 5.499              38    8,175,445  2.59        215,143        659                 78.94
5.500 - 5.999             189   35,510,983  11.25       187,889        634                 81.64
6.000 - 6.499             295   45,570,625  14.44       154,477        630                 81.91
6.500 - 6.999             566   81,609,678  25.87       144,187        622                 82.36
7.000 - 7.499             415   54,304,332  17.21       130,854        608                 84.15
7.500 - 7.999             448   52,903,421  16.77       118,088        594                 84.49
8.000 - 8.499             167   18,480,933  5.86        110,664        579                 85.10
8.500 - 8.999             102   10,481,126  3.32        102,756        562                 73.95
9.000 - 9.499              38    2,879,940  0.91         75,788        571                 78.85
9.500 - 9.999              26    1,938,568  0.61         74,560        556                 74.01
10.000 - 10.499             7      391,942  0.12         55,992        552                 69.29
10.500 - 10.999             5      242,470  0.08         48,494        534                 69.00
11.000 - 11.499             1       20,933  0.01         20,933        527                 60.00
11.500 - 11.999             1       70,335  0.02         70,335        524                 60.00
----------------------------------------------------------------------------------------------------------
 TOTAL:                 2,313 $315,521,155 100.00%     $136,412        613                 82.53%




                    GROUP II-B ORIGINAL LOAN-TO-VALUE RATIOS


 Range of            Number   Aggregate
 Original                of   Principal     Percent of
 Loan-to-Value     Mortgage   Balance       Group II-B   Average Principal       Weighted Average
 Ratios (%)           Loans   Outstanding   Loans        Balance Outstanding     Credit Score
-----------------------------------------------------------------------------------------------
0.01 - 50.00            115  $9,813,874     3.11%                $85,338         582
50.01 - 55.00            16   1,434,442     0.45                  89,653         568
55.01 - 60.00            37   3,812,180     1.21                 103,032         595
60.01 - 65.00            53   8,957,966     2.84                 169,018         613
65.01 - 70.00            86  10,357,788     3.28                 120,439         597
70.01 - 75.00           154  19,535,164     6.19                 126,852         595
75.01 - 80.00           660  88,866,396     28.16                134,646         618
80.01 - 85.00           355  47,713,379     15.12                134,404         611
85.01 - 90.00           522  77,317,355     24.50                148,118         608
90.01 - 95.00           258  39,081,859     12.39                151,480         633
95.01 - 100.00           57   8,630,753     2.74                 151,417         649
-----------------------------------------------------------------------------------------------
 TOTAL:               2,313$315,521,155    100.00%              $136,412         613




________________________________________________________________________________
This Information was prepared by Credit Suisse First Boston LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RASC SERIES 2004-KS7 TRUST                                              GMAC-RFC
Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7
________________________________________________________________________________



             GROUP II-B STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                      Number    Aggregate                Average          Weighted
                      of        Principal    Percent     Principal        Average
                      Mortgage   Balance     of Group    Balance        Credit Score     Weighted Average
 State or Territory    Loans   Outstanding   II-B Loans  Outstanding                     Original LTV
----------------------------------------------------------------------------------------------------------
California                 131   $29,788,648   9.44%       $227,394             626        76.91%
Florida                    186    25,154,225    7.97        135,238             605        83.00
Michigan                   186    20,134,500    6.38        108,250             606        83.06
Virginia                    91    16,257,124    5.15        178,650             614        82.16
Illinois                   105    14,648,281    4.64        139,507             613        83.57
Minnesota                   90    14,013,351    4.44        155,704             613        80.07
Wisconsin                  122    13,252,956    4.20        108,631             611        84.09
Georgia                    100    12,984,765    4.12        129,848             615        83.80
Ohio                       107    11,159,512    3.54        104,295             604        86.67
Maryland                    55    10,804,705    3.42        196,449             610        83.12
Texas                       89    10,061,818    3.19        113,054             616        82.81
Missouri                    94     9,920,057    3.14        105,533             605        85.24
Other                      957   127,341,214   40.36        133,063             615        82.93
----------------------------------------------------------------------------------------------------------
 TOTAL:                  2,313  $315,521,155  100.00%      $136,412             613        82.53%

Note: Other includes states and the District of Columbia with under 3% concentrations individually.


                             GROUP II-B LOAN PURPOSE

                       Number    Aggregate                Average       Weighted
                       of        Principal    Percent     Principal     Average
                       Mortgage   Balance     of Group    Balance       Credit Score     Weighted Average
 Loan Purpose          Loans   Outstanding   II-B Loans   Outstanding                    Original LTV
----------------------------------------------------------------------------------------------------------
 Equity refinance        1,370  $189,982,318   60.21%      $138,673      607               80.97%
 Purchase                  763   102,204,444   32.39        133,951      626               85.40
 Rate/Term                 180    23,334,394    7.40        129,636      612               82.61
 refinance
----------------------------------------------------------------------------------------------------------
 TOTAL:                  2,313  $315,521,155  100.00%      $136,412      613               82.53%


                            GROUP II-B DOCUMENTATION

                       Number    Aggregate                 Average       Weighted
                       of        Principal    Percent      Principal     Average
                       Mortgage   Balance     of Group     Balance       Credit Score     Weighted Average
 Documentation Type    Loans     Outstanding  II-B Loans   Outstanding                    Original LTV
----------------------------------------------------------------------------------------------------------
Full Documentation       1,941  $258,400,321   81.90%      $133,127      610               84.09%
Reduced Documentation      372    57,120,834   18.10        153,551      631               75.48
----------------------------------------------------------------------------------------------------------
 TOTAL:                  2,313  $315,521,155  100.00%      $136,412      613               82.53%




________________________________________________________________________________
This Information was prepared by Credit Suisse First Boston LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RASC SERIES 2004-KS7 TRUST                                              GMAC-RFC
Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7
________________________________________________________________________________



                              GROUP II-B OCCUPANCY


                                              Percent
                       Number    Aggregate    of       Average      Weighted
                       of        Principal    Group    Principal    Average
                       Mortgage  Balance      II-B     Balance      Credit          Weighted Average
 Occupancy Type        Loans     Outstanding  Loans    Outstanding  Score           Original LTV
----------------------------------------------------------------------------------------------------------
Primary Residence        2,180  $301,011,054 95.40%   $138,078      612              82.87%
Non Owner Occupied         112    11,588,209  3.67     103,466      639              74.79
Second/Vacation             21     2,921,893  0.93     139,138      627              77.98
----------------------------------------------------------------------------------------------------------
 TOTAL:                  2,313  $315,521,155  100.00% $136,412      613              82.53%



                            GROUP II-B PROPERTY TYPE


                                     Aggregate    Percent
                           Number    Principal    of       Average
                           of        Balance      Group    Principal     Weighter
                           Mortgage  Outstanding  II-B     Balance       Average            Weighted Average
 Property Type             Loans                  Loans    Outstanding   Credit Score       Original LTV
------------------------------------------------------------------------------------------------------------
Condo Low-Rise (less than       65     $9,230,644  2.93%     $142,010     621               80.98%
5 stories)
Condo Mid-Rise (5 to 8
stories)                         5        345,843  0.11        69,169     575               64.45
Leasehold                        2        203,422  0.06       101,711     638               86.49
Manufactured Home               63      5,569,333  1.77        88,402     623               78.18
Planned Unit Developments
(attached)                      67     13,494,807  4.28       201,415     631               82.84
Planned Unit Developments
(detached)                     128     24,532,655  7.78       191,661     613               84.33
Single-family detached       1,883    248,839,421  78.87      132,151     611               82.82
Townhouse                       29      2,918,090  0.92       100,624     590               79.57
Two- to four- family units      71     10,386,941  3.29       146,295     642               75.97
------------------------------------------------------------------------------------------------------------
 TOTAL:                      2,313   $315,521,155 100.00%    $136,412     613               82.53%


                              GROUP II-B CREDIT GRADE


                                                Percent
                        Number     Aggregate    of         Average
                        of         Principal    Group      Principal     Weighted
                        Mortgage   Balance      II-B       Balance       Average           Weighted Average
 Credit Grade           Loans      Outstanding  Loans      Outstanding   Credit Score      Original LTV
------------------------------------------------------------------------------------------------------------
A4                           898  $129,663,264 41.09%        $144,391     641               84.57%
AM                           425    53,457,311  16.94         125,782     578               82.50
AX                           667    98,256,285  31.14         147,311     618               83.66
B                            192    20,958,808  6.64          109,160     555               75.72
C                            100    10,134,978  3.21          101,350     544               67.50
CM                            31     3,050,509  0.97           98,404     523               56.57
------------------------------------------------------------------------------------------------------------
 TOTAL:                    2,313  $315,521,155  100.00%      $136,412     613               82.53%



________________________________________________________________________________
This Information was prepared by Credit Suisse First Boston LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RASC SERIES 2004-KS7 TRUST                                              GMAC-RFC
Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7
________________________________________________________________________________




                       GROUP II-B PREPAYMENT PENALTY TERM


                                                 Percent
                         Number    Aggregate     of         Average
                         of        Principal     Group      Principal     Weighted
 Prepayment Penalty      Mortgage  Balance       II-B       Balance       Average          Weighted Average
 Term                    Loans     Outstanding   Loans      Outstanding   Credit Score     Original LTV
------------------------------------------------------------------------------------------------------------
12 Months                     90   $14,342,046    4.55%      $159,356     617               81.56%
24 Months                  1,073   147,247,576    46.67       137,230     611               82.97
36 Months                    310    41,049,684    13.01       132,418     613               82.60
60 Months                      3       293,093     0.09        97,698     661               86.53
None                         831   111,573,569    35.36       134,264     616               82.10
Other                          6     1,015,188     0.32       169,198     627               75.30
------------------------------------------------------------------------------------------------------------
 TOTAL:                    2,313  $315,521,155  100.00%      $136,412     613               82.53%

*Other includes all loans with prepayment penalty terms not equal to 0,12, 24, 36, or 60 months. No loans have prepayment penalty terms greater than 60 months.



                             GROUP II-B NOTE MARGINS

                                                 Percent
                        Number     Aggregate     of        Average
                        of         Principal     Group     Principal    Weighted
 Range of Note          Mortgage   Balance       II-B      Balance      Average          Weighted Average
 Margins(%)             Loans      Outstanding   Loans     Outstanding  Credit Score     Original LTV
----------------------------------------------------------------------------------------------------------
1.000 - 1.499                 1       $53,073    0.02%      $53,073     527               75.00%
2.500 - 2.999                 1        64,847     0.02       64,847     580               50.00
3.500 - 3.999                 6     1,023,613     0.32      170,602     610               79.55
4.000 - 4.499                26     5,848,601     1.85      224,946     671               79.64
4.500 - 4.999                76    14,666,140     4.65      192,976     645               82.01
5.000 - 5.499                82    14,351,788     4.55      175,022     644               83.76
5.500 - 5.999               191    33,234,076    10.53      174,000     627               83.33
6.000 - 6.499               269    39,071,675    12.38      145,248     623               83.41
6.500 - 6.999               397    54,500,953    17.27      137,282     617               81.55
7.000 - 7.499               480    65,285,691    20.69      136,012     614               81.81
7.500 - 7.999               377    44,231,612    14.02      117,325     598               84.67
8.000 - 8.499               202    23,645,949     7.49      117,059     582               84.53
8.500 - 8.999               124    13,189,361     4.18      106,366     571               80.26
9.000 - 9.499                57     4,781,980     1.52       83,894     554               73.50
9.500 - 9.999                17     1,197,508     0.38       70,442     561               73.57
10.000 - 10.499               3       130,688     0.04       43,563     558               71.76
10.500 - 10.999               2       125,883     0.04       62,942     545               68.34
11.000 - 11.499               2       117,717     0.04       58,858     519               60.00
----------------------------------------------------------------------------------------------------------
TOTAL:                    2,313  $315,521,155  100.00%     $136,412     613               82.53%



________________________________________________________________________________
This Information was prepared by Credit Suisse First Boston LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RASC SERIES 2004-KS7 TRUST                                              GMAC-RFC
Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7
________________________________________________________________________________



                        GROUP II-B MAXIMUM MORTGAGE RATES

                                                Percent
                        Number    Aggregate     of         Average
                        of        Principal     Group      Principal    Weighted
 Range of Maximum       Mortgage  Balance       II-B       Balance      Average         Weighted Average
 Mortgage Rates (%)     Loans     Outstanding   Loans      Outstanding  Credit Score    Original LTV
--------------------------------------------------------------------------------------------------------
9.000 - 9.999                 1      $152,000    0.05%     $152,000     690              87.00%
10.000 - 10.999              15     2,940,425     0.93      196,028     665              79.41
11.000 - 11.999             196    37,281,831    11.82      190,213     634              81.46
12.000 - 12.999             716   105,307,489    33.38      147,077     626              81.95
13.000 - 13.999             867   112,870,596    35.77      130,185     610              84.21
14.000 - 14.999             380    45,125,314    14.30      118,751     583              81.65
15.000 - 15.999             108     9,608,529     3.05       88,968     580              79.92
16.000 - 16.999              26     1,917,279     0.61       73,741     563              76.62
17.000 - 17.999               2        91,268     0.03       45,634     525              60.00
20.000 - 20.999               1       154,745     0.05      154,745     524              76.00
22.000 - 22.999               1        71,680     0.02       71,680     554              62.00
--------------------------------------------------------------------------------------------------------
 TOTAL:                   2,313  $315,521,155  100.00%     $136,412     613              82.53%




                        GROUP II-B MINIMUM MORTGAGE RATES

                                                 Percent
                       Number      Aggregate     of        Average
                       of          Principal     Group     Principal    Weighted
 Range of Minimum      Mortgage    Balance       II-B      Balance      Average         Weighted Average
 Mortgage Rates (%)    Loans       Outstanding   Loans     Outstanding  Credit Score    Original LTV
--------------------------------------------------------------------------------------------------------
2.000 - 2.999                 1       $64,847    0.02%      $64,847     580              50.00%
4.000 - 4.999                15     2,634,491     0.83      175,633     665              78.97
5.000 - 5.999               181    33,370,343    10.58      184,367     643              80.58
6.000 - 6.999               697   104,068,591    32.98      149,309     626              82.43
7.000 - 7.999               959   126,334,638    40.04      131,736     609              83.46
8.000 - 8.999               355    40,861,990    12.95      115,104     580              83.36
9.000 - 9.999                93     7,510,684     2.38       80,760     561              75.12
10.000 - 10.999              10       557,853     0.18       55,785     547              70.65
11.000 - 11.999               2       117,717     0.04       58,858     519              60.00
--------------------------------------------------------------------------------------------------------
TOTAL:                    2,313  $315,521,155  100.00%     $136,412     613              82.53%




________________________________________________________________________________
This Information was prepared by Credit Suisse First Boston LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RASC SERIES 2004-KS7 TRUST                                              GMAC-RFC
Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7
________________________________________________________________________________



                      GROUP II-B NEXT RATE ADJUSTMENT DATE

                                                Percent   Average
                       Number     Aggregate     of        Principal   Weighted
                       of         Principal     Group     Balance     Average
 Range of Next Rate    Mortgage   Balance       II-B      Outstanding Credit         Weighted Average
 Adjustment Date       Loans      Outstanding   Loans                 Score          Original LTV
--------------------------------------------------------------------------------------------------------
November 2004                1      $59,008     0.02%     $59,008     596              80.00%
September 2005               1      227,726      0.07     227,726     658               90.00
October 2005                 2      144,033      0.05      72,016     615               64.86
November 2005                1      150,880      0.05     150,880     628               80.00
January 2006                 2      205,545      0.07     102,773     607               73.72
February 2006                3      550,030      0.17     183,343     601               76.67
March 2006                  14    2,228,386      0.71     159,170     611               83.83
April 2006                  49    6,759,219      2.14     137,943     610               79.50
May 2006                   519   71,356,700     22.62     137,489     616               83.04
June 2006                1,017 137,301 ,254     43.52     135,006     613               83.36
July 2006                  249   32,410,316     10.27     130,162     608               82.18
August 2006                  2      274,500      0.09     137,250     613               87.21
October 2006                 2      236,474      0.07     118,237     685               70.27
March 2007                   4      855,089      0.27     213,772     604               84.49
April 2007                  11    1,265,153      0.40     115,014     601               75.15
May 2007                    81   12,065,027      3.82     148,951     621               81.38
June 2007                  238   34,353,426     10.89     144,342     611               80.85
July 2007                  106   13,881,040      4.40     130,953     620               80.30
August 2007                 11    1,197,350      0.38     108,850     628               79.98
--------------------------------------------------------------------------------------------------------
TOTAL:                   2,313 $315,521,155   100.00%    $136,412     613              82.53%


________________________________________________________________________________
This Information was prepared by Credit Suisse First Boston LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RASC SERIES 2004-KS7 TRUST                                              GMAC-RFC
Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7
________________________________________________________________________________



NET WAC CAP SCHEDULE

CLASS A-I-1 CERTIFICATES

-------------------------------------------
    MONTH      PAYMENT DATE     NET WAC
                                 RATE1
      1         8/25/2004        N/A
      2         9/25/2004       6.32%
      3        10/25/2004       6.53%
      4        11/25/2004       6.32%
      5        12/25/2004       6.53%
      6         1/25/2005       6.32%
      7         2/25/2005       6.32%
      8         3/25/2005       7.00%
      9         4/25/2005       6.32%
     10         5/25/2005       6.53%
     11         6/25/2005       6.32%
     12         7/25/2005       6.53%
     13         8/25/2005       6.32%
     14         9/25/2005       6.32%
     15        10/25/2005       6.53%
     16        11/25/2005       6.32%
     17        12/25/2005       6.53%
     18         1/25/2006       6.32%
     19         2/25/2006       6.32%
     20         3/25/2006       7.00%
     21         4/25/2006       6.33%
     22         5/25/2006       6.54%
-------------------------------------------

1 Run at the Pricing Speed.



________________________________________________________________________________
This Information was prepared by Credit Suisse First Boston LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RASC SERIES 2004-KS7 TRUST                                              GMAC-RFC
Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7
________________________________________________________________________________



NET WAC CAP SCHEDULE

CLASS A-II CERTIFICATES

--------------------------------------------------------------------------------
MONTH        (%)1           (%)2           MONTH         (%)1          (%)2
 1            N/A           N/A            35           6.34%          8.07%
 2           5.03%         7.75%           36           6.95%          9.80%
 3           5.20%         7.75%           37           6.73%          9.49%
 4           5.03%         7.75%           38           6.73%          9.49%
 5           5.20%         7.75%           39           6.95%          9.80%
 6           5.03%         7.75%           40           6.73%          9.49%
 7           5.03%         7.75%           41           6.96%          9.80%
 8           5.57%         7.75%           42           6.73%         10.52%
 9           5.03%         7.75%           43           6.73%         10.52%
10           5.20%         7.75%           44           7.20%         11.24%
11           5.03%         7.75%           45           6.73%         10.52%
12           5.20%         7.75%           46           6.96%         10.87%
13           5.03%         7.75%           47           6.73%         10.52%
14           5.03%         7.75%           48           6.96%         11.15%
15           5.20%         7.75%           49           6.73%         10.79%
16           5.03%         7.75%           50           6.73%         10.79%
17           5.20%         7.75%           51           6.96%         11.15%
18           5.03%         7.75%           52           6.73%         10.79%
19           5.03%         7.75%           53           6.96%         11.15%
20           5.57%         7.75%           54           6.73%         11.00%
21           5.03%         7.75%           55           6.73%         11.00%
22           5.20%         7.75%           56           7.45%         12.18%
23           5.03%         7.75%           57           6.73%         11.00%
24           6.55%         7.75%           58           6.96%         11.37%
25           6.34%         7.75%           59           6.73%         11.00%
26           6.34%         7.75%           60           6.96%         11.38%
27           6.55%         7.75%           61           6.73%         11.02%
28           6.34%         7.75%           62           6.73%         11.02%
29           6.55%         7.75%           63           6.96%         11.39%
30           6.34%         8.07%           64           6.73%         11.02%
31           6.34%         8.07%           65           6.96%         11.39%
32           7.02%         8.94%           66           6.74%         11.02%
33           6.34%         8.07%           67           6.74%         11.02%
34           6.55%         8.34%           68           7.46%         12.20%
--------------------------------------------------------------------------------

(1) Assumes 1-month LIBOR remains constant at 1.36% and 6-month LIBOR remains constant at 1.84% and run at the Pricing Speed to call.

(2) Assumes 1-month LIBOR and 6-month LIBOR instantaneously increase to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the Pricing Speed to call and further assumes payments are received from the Yield Maintenance Agreement.


________________________________________________________________________________
This Information was prepared by Credit Suisse First Boston LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RASC SERIES 2004-KS7 TRUST                                              GMAC-RFC
Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7
________________________________________________________________________________



BOND SUMMARY (TO CALL)

------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION              0% HEP     11.50% HEP   17.25% HEP  23% HEP     28.75% HEP   34.50% HEP
                                     0%PPC      50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
------------------------------------------------------------------------------------------------------------

CLASS A-I-1
  Average Life (Years)                9.12       1.59         1.17        0.95        0.81         0.72
  Modified Duration (at par)          8.39       1.58         1.17        0.95        0.81         0.72
  First Principal Payment Date     8/25/2004   8/25/2004   8/25/2004   8/25/2004   8/25/2004    8/25/2004
  Last Principal Payment Date      11/25/2020 10/25/2007   11/25/2006  5/25/2006   1/25/2006    10/25/2005
  Principal Payment Window
(Months)                              196         39           28          22          18           15

------------------------------------------------------------------------------------------------------------

CLASS A-I-2
  Average Life (Years)               17.79       3.72         2.58        2.00        1.64         1.39
  Modified Duration (at par)         13.14       3.44         2.43        1.90        1.57         1.34
  First Principal Payment Date     11/25/2020 10/25/2007   11/25/2006  5/25/2006   1/25/2006    10/25/2005
  Last Principal Payment Date      9/25/2023   9/25/2008   6/25/2007   10/25/2006  5/25/2006    2/25/2006
  Principal Payment Window
(Months)                               35         12           8           6           5            5

------------------------------------------------------------------------------------------------------------

CLASS A-I-3
  Average Life (Years)               22.19       6.03         4.00        3.00        2.40         2.01
  Modified Duration (at par)         14.61       5.26         3.63        2.78        2.25         1.89
  First Principal Payment Date     9/25/2023   9/25/2008   6/25/2007   10/25/2006  5/25/2006    2/25/2006
  Last Principal Payment Date      5/25/2029   5/25/2013   12/25/2009  7/25/2008   9/25/2007    2/25/2007
  Principal Payment Window
(Months)                               69         57           31          22          17           13

------------------------------------------------------------------------------------------------------------

CLASS A-I-4
  Average Life (Years)               26.13       11.29        7.21        5.00        3.87         3.13
  Modified Duration (at par)         14.30       8.41         5.89        4.32        3.43         2.83
  First Principal Payment Date     5/25/2029   5/25/2013   12/25/2009  7/25/2008   9/25/2007    2/25/2007
  Last Principal Payment Date      12/25/2031  9/25/2018   5/25/2014   12/25/2010  5/25/2009    5/25/2008
  Principal Payment Window
(Months)                               32         65           54          30          21           16

------------------------------------------------------------------------------------------------------------

CLASS A-I-5
  Average Life (Years)               27.77       15.19       11.07        8.16        6.15         4.88
  Modified Duration (at par)         13.66       9.94         8.02        6.36        5.05         4.15
  First Principal Payment Date     12/25/2031  9/25/2018   5/25/2014   12/25/2010  5/25/2009    5/25/2008
  Last Principal Payment Date      5/25/2032  11/25/2019   10/25/2015  2/25/2013   5/25/2011    2/25/2010
  Principal Payment Window
(Months)                               6          15           18          27          25           22

------------------------------------------------------------------------------------------------------------

CLASS A-I-6
  Average Life (Years)               13.80       7.92         7.06        6.44        5.75         5.02
  Modified Duration (at par)          9.40       6.27         5.73        5.32        4.85         4.32
  First Principal Payment Date     8/25/2007   8/25/2007   8/25/2007   8/25/2007   8/25/2007    8/25/2007
  Last Principal Payment Date      5/25/2032  11/25/2019   10/25/2015  2/25/2013   5/25/2011    2/25/2010
  Principal Payment Window
(Months)                              298         148          99          67          46           31

------------------------------------------------------------------------------------------------------------

________________________________________________________________________________
This Information was prepared by Credit Suisse First Boston LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RASC SERIES 2004-KS7 TRUST                                              GMAC-RFC
Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7
________________________________________________________________________________



BOND SUMMARY (TO CALL)

------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION              0% HEP     11.50% HEP   17.25% HEP  23% HEP     28.75% HEP   34.50% HEP
                                     0%PPC      50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
------------------------------------------------------------------------------------------------------------

CLASS A-II-A
  Average Life (Years)               20.52       4.79         3.28        2.49        2.00         1.67
  Modified Duration (at par)         17.17       4.55         3.17        2.43        1.97         1.65
  First Principal Payment Date     8/25/2004   8/25/2004   8/25/2004   8/25/2004   8/25/2004    8/25/2004
  Last Principal Payment Date      5/25/2033   2/25/2016   4/25/2012   3/25/2010   11/25/2008   12/25/2007
  Principal Payment Window
(Months)                              346         139          93          68          52           41

------------------------------------------------------------------------------------------------------------

CLASS A-II-B1
  Average Life (Years)               12.48       1.55         1.21        1.00        0.86         0.76
  Modified Duration (at par)         11.24       1.54         1.20        1.00        0.86         0.77
  First Principal Payment Date     8/25/2004   8/25/2004   8/25/2004   8/25/2004   8/25/2004    8/25/2004
  Last Principal Payment Date      8/25/2024   5/25/2007   8/25/2006   4/25/2006   1/25/2006    10/25/2005
  Principal Payment Window
(Months)                              241         34           25          21          18           15

------------------------------------------------------------------------------------------------------------

CLASS A-II-B2
  Average Life (Years)               24.96       5.93         3.99        3.00        2.41         2.02
  Modified Duration (at par)         20.56       5.65         3.87        2.94        2.38         2.00
  First Principal Payment Date     8/25/2024   5/25/2007   8/25/2006   4/25/2006   1/25/2006    10/25/2005
  Last Principal Payment Date      4/25/2033  12/25/2015   2/25/2012   2/25/2010   10/25/2008   11/25/2007
  Principal Payment Window
(Months)                              105         104          67          47          34           26

------------------------------------------------------------------------------------------------------------

CLASS A-II-B3
  Average Life (Years)               28.82       11.57        7.74        5.65        4.32         3.41
  Modified Duration (at par)         22.52       10.49        7.26        5.40        4.18         3.32
  First Principal Payment Date     4/25/2033  12/25/2015   2/25/2012   2/25/2010   10/25/2008   11/25/2007
  Last Principal Payment Date      5/25/2033   2/25/2016   4/25/2012   3/25/2010   11/25/2008   12/25/2007
  Principal Payment Window
(Months)                               2           3           3           2           2            2

------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
This Information was prepared by Credit Suisse First Boston LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RASC SERIES 2004-KS7 TRUST                                              GMAC-RFC
Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7
________________________________________________________________________________



BOND SUMMARY (TO MATURITY)

------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION              0% HEP     11.50% HEP   17.25% HEP  23% HEP     28.75% HEP   34.50% HEP
                                     0%PPC      50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
------------------------------------------------------------------------------------------------------------

CLASS A-I-1                           9.12       1.59         1.17        0.95        0.81         0.72
  Average Life (Years)                8.39       1.58         1.17        0.95        0.81         0.72
  Modified Duration (at par)       8/25/2004   8/25/2004   8/25/2004   8/25/2004   8/25/2004    8/25/2004
  First Principal Payment Date     11/25/2020 10/25/2007   11/25/2006  5/25/2006   1/25/2006    10/25/2005
  Last Principal Payment Date         196         39           28          22          18           15
  Principal Payment Window
(Months)

------------------------------------------------------------------------------------------------------------

CLASS A-I-2
  Average Life (Years)               17.79       3.72         2.58        2.00        1.64         1.39
  Modified Duration (at par)         13.14       3.44         2.43        1.90        1.57         1.34
  First Principal Payment Date     11/25/2020 10/25/2007   11/25/2006  5/25/2006   1/25/2006    10/25/2005
  Last Principal Payment Date      9/25/2023   9/25/2008   6/25/2007   10/25/2006  5/25/2006    2/25/2006
  Principal Payment Window
(Months)                               35         12           8           6           5            5

------------------------------------------------------------------------------------------------------------

CLASS A-I-3
  Average Life (Years)               22.19       6.03         4.00        3.00        2.40         2.01
  Modified Duration (at par)         14.61       5.26         3.63        2.78        2.25         1.89
  First Principal Payment Date     9/25/2023   9/25/2008   6/25/2007   10/25/2006  5/25/2006    2/25/2006
  Last Principal Payment Date      5/25/2029   5/25/2013   12/25/2009  7/25/2008   9/25/2007    2/25/2007
  Principal Payment Window
(Months)                               69         57           31          22          17           13

------------------------------------------------------------------------------------------------------------

CLASS A-I-4
  Average Life (Years)               26.13       11.29        7.21        5.00        3.87         3.13
  Modified Duration (at par)         14.30       8.41         5.89        4.32        3.43         2.83
  First Principal Payment Date     5/25/2029   5/25/2013   12/25/2009  7/25/2008   9/25/2007    2/25/2007
  Last Principal Payment Date      12/25/2031  9/25/2018   5/25/2014   12/25/2010  5/25/2009    5/25/2008
  Principal Payment Window
(Months)                               32         65           54          30          21           16

------------------------------------------------------------------------------------------------------------

CLASS A-I-5
  Average Life (Years)               28.32       18.59       13.78       10.28        7.61         5.67
  Modified Duration (at par)         13.78       11.12        9.22        7.48        5.91         4.65
  First Principal Payment Date     12/25/2031  9/25/2018   5/25/2014   12/25/2010  5/25/2009    5/25/2008
  Last Principal Payment Date      10/25/2033 10/25/2031   7/25/2027   10/25/2022  5/25/2019    10/25/2016
  Principal Payment Window
(Months)                               23         158         159         143         121          102

------------------------------------------------------------------------------------------------------------

CLASS A-I-6
  Average Life (Years)               13.80       7.94         7.11        6.56        6.17         5.87
  Modified Duration (at par)          9.40       6.28         5.76        5.40        5.12         4.91
  First Principal Payment Date     8/25/2007   8/25/2007   8/25/2007   8/25/2007   8/25/2007    8/25/2007
  Last Principal Payment Date      8/25/2033   8/25/2031   4/25/2027   8/25/2022   3/25/2019    8/25/2016
  Principal Payment Window
(Months)                              313         289         237         181         140          109

------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
This Information was prepared by Credit Suisse First Boston LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RASC SERIES 2004-KS7 TRUST                                              GMAC-RFC
Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7
________________________________________________________________________________



BOND SUMMARY (TO MATURITY)

------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION              0% HEP     11.50% HEP   17.25% HEP  23% HEP     28.75% HEP   34.50% HEP
                                     0%PPC      50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
------------------------------------------------------------------------------------------------------------

CLASS A-II-A
  Average Life (Years)               20.57       5.15         3.52        2.67        2.14         1.78
  Modified Duration (at par)         17.20       4.83         3.39        2.59        2.10         1.75
  First Principal Payment Date     8/25/2004   8/25/2004   8/25/2004   8/25/2004   8/25/2004    8/25/2004
  Last Principal Payment Date      6/25/2034   4/25/2028   5/25/2021   11/25/2016  12/25/2013   12/25/2011
  Principal Payment Window
(Months)                              359         285         202         148         113           89

------------------------------------------------------------------------------------------------------------

CLASS A-II-B1
  Average Life (Years)               12.48       1.55         1.21        1.00        0.86         0.76
  Modified Duration (at par)         11.24       1.54         1.20        1.00        0.86         0.77
  First Principal Payment Date     8/25/2004   8/25/2004   8/25/2004   8/25/2004   8/25/2004    8/25/2004
  Last Principal Payment Date      8/25/2024   5/25/2007   8/25/2006   4/25/2006   1/25/2006    10/25/2005
  Principal Payment Window
(Months)                              241         34           25          21          18           15

------------------------------------------------------------------------------------------------------------

CLASS A-II-B2
  Average Life (Years)               24.96       5.93         3.99        3.00        2.41         2.02
  Modified Duration (at par)         20.56       5.65         3.87        2.94        2.38         2.00
  First Principal Payment Date     8/25/2024   5/25/2007   8/25/2006   4/25/2006   1/25/2006    10/25/2005
  Last Principal Payment Date      4/25/2033  12/25/2015   2/25/2012   2/25/2010   10/25/2008   11/25/2007
  Principal Payment Window
(Months)                              105         104          67          47          34           26

------------------------------------------------------------------------------------------------------------

CLASS A-II-B3
  Average Life (Years)               29.34       15.17       10.21        7.45        5.71         4.48
  Modified Duration (at par)         22.83       13.25        9.33        6.98        5.44         4.32
  First Principal Payment Date     4/25/2033  12/25/2015   2/25/2012   2/25/2010   10/25/2008   11/25/2007
  Last Principal Payment Date      6/25/2034   4/25/2028   5/25/2021   11/25/2016  12/25/2013   12/25/2011
  Principal Payment Window
(Months)                               15         149         112          82          63           50

------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
This Information was prepared by Credit Suisse First Boston LLC in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.